Exhibit 10.4

eXp Realty Policies and Procedures Page 1 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES eXp Realty (hereafter, “eXp,” “we,” “our,” and such analogous terminology) reserves the right to make updates to the policies and procedures set forth within these eXp Realty Policies and Procedures (“eXp P&Ps” or “eXp’s P&Ps”). When and if updates are made, they will be communicated through Workplace, eXp News weekly newsletter, and/or the weekly company meeting. By signing an Independent Contractor Agreement (“ICA”) with eXp, each independent contractor real estate licensee with eXp (singularly an “Agent”; and collectively, “Agents”) is agreeing to adhere to and abide by these eXp P&Ps, with such eXp P&Ps being incorporated by reference into Agent’s ICA verbatim and at length, and constituting a part of Agent’s ICA as though fully set forth therein. A glossary of terms defined in these eXp P&Ps is located at the back of these eXp P&Ps; defined terms that are used but not otherwise defined in these eXp P&Ps shall be as defined in the ICA. TABLE OF CONTENTS: I. CORE VALUES........................................................................................................................................ 6 II. POLICY ................................................................................................................................................... 6 III. PROCEDURES ........................................................................................................................................ 6 IV. STATE POLICIES AND PROCEDURES .................................................................................................. 7 V. CODE OF CONDUCT .............................................................................................................................. 7 VI. DUTIES AS AN AGENT .......................................................................................................................... 8 A. Fiduciary ............................................................................................................................................ 9 B. Cooperation and Compensation ...................................................................................................... 9 C. Good Standing................................................................................................................................... 9 D. Agreements, Compliance Forms, Insurance Forms...................................................................... 10 E. License Renewal and State Department of Licensing Rules........................................................ 10 F. Non-Disclosure Of Trade Secrets................................................................................................... 10 G. Real Estate Transactions................................................................................................................ 11 H. Transaction Files............................................................................................................................. 11 1. Forms ........................................................................................................................................... 11 2. Executed Real Estate Documents .............................................................................................. 11 3. Earnest Money............................................................................................................................. 12 4. Late or Incomplete Paperwork Submissions............................................................................. 12 I. Agent-Owned Real Properties ........................................................................................................ 13 1. Generally ...................................................................................................................................... 13 2. Personal Transactions ................................................................................................................ 14 J. Commercial Property ...................................................................................................................... 15 K. Unauthorized Activities................................................................................................................... 15 1. Generally ...................................................................................................................................... 15 2. Competitor Affiliation is Prohibited............................................................................................ 18 3. Limited Representation is Prohibited......................................................................................... 18 VII. ANCILLARY AND AFFILIATED SERVICES .......................................................................................... 19 A. Property Preservation Services ...................................................................................................... 19

eXp Realty Policies and Procedures Page 2 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES B. Mortgage Loan Origination............................................................................................................. 19 1. Generally ...................................................................................................................................... 19 2. Dual Capacity............................................................................................................................... 19 3. Familial Relationship - Conditionally Acceptable ...................................................................... 19 C. Title And Escrow Companies ......................................................................................................... 20 D. Home Warranty Companies ........................................................................................................... 22 1. Free to Contract with Home Warranty Company ...................................................................... 22 2. No Review of Contract ................................................................................................................ 22 3. No Referral Fees.......................................................................................................................... 22 4. Free to Receive Payment for Compensable Services ............................................................... 22 5. No Amendment to ABA Disclosure Form .................................................................................. 22 VIII.AGENT FEES ........................................................................................................................................ 23 A. Standard Fees ................................................................................................................................. 23 B. Minimum Company Dollar Rule...................................................................................................... 25 1. Exemptions from the Minimum Company Dollar Rule:............................................................. 26 C. Late Fees ......................................................................................................................................... 26 D. eXp Right to Payment ..................................................................................................................... 26 E. Agent Fees Non-Refundable........................................................................................................... 27 IX. ACCOUNTING AND COMMISSIONS................................................................................................... 27 A. 1099 ................................................................................................................................................. 27 B. Commissions; Other Fees From Clients ........................................................................................ 27 C. Commission Advances................................................................................................................... 28 D. Actions for Unpaid Commissions or Procuring Cause Claims .................................................... 29 E. Referrals Payments and Relocation Companies........................................................................... 29 F. Perceived Commission Discrepancies .......................................................................................... 30 X. MARKETING AND ADVERTISING ....................................................................................................... 30 A. Compliance with Laws, Guidelines, and Regulations.................................................................... 30 B. eXp Brand Guidelines...................................................................................................................... 31 C. Intellectual Property Rights ............................................................................................................ 32 1. Permission to Use eXp Trademarks .......................................................................................... 32 2. eXp Trademark Usage................................................................................................................. 32 3. Unlicensed Content and Trademarks......................................................................................... 33 D. Review and Approval....................................................................................................................... 33 E. Review and Approval Process........................................................................................................ 33 F. Property-Related Advertising.......................................................................................................... 34 G. General Advertising......................................................................................................................... 34 1. In Any Medium............................................................................................................................. 34 2. Business Cards............................................................................................................................ 35 3. Social Media ................................................................................................................................ 35 4. Websites ...................................................................................................................................... 36 H. Promotional Discount Advertisements.......................................................................................... 37 I. Co-Marketing and Co-Listing Arrangements ................................................................................. 37 J. Employment Ads and Job Postings............................................................................................... 37 K. Media Relations............................................................................................................................... 38

eXp Realty Policies and Procedures Page 3 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES L. Content License And Model Release Provided By An Agent........................................................ 39 XI. REPRESENTATION ON REALTOR® ASSOCIATION AND MULTIPLE LISTING SERVICE BOARDS OF DIRECTORS .......................................................................................................................................... 40 A. Associations of REALTORS® .......................................................................................................... 40 B. Multiple Listing Services................................................................................................................. 40 XII. EXP SUSTAINABLE REVENUE SHARE PLAN..................................................................................... 41 A. Definitions........................................................................................................................................ 41 B. Revenue Share Explained ............................................................................................................... 43 C. Qualifications To Receive Revenue Share ..................................................................................... 44 D. Manipulating Revenue Share Plan Prohibited ............................................................................... 44 E. Revenue Share Vesting Policy........................................................................................................ 45 1. Achieving Vested Status............................................................................................................. 45 2. Maintaining Vested Status.......................................................................................................... 45 3. Losing Vested Status .................................................................................................................. 45 4. Discretionary Regaining of Vested Status upon Reaffiliation................................................... 46 F. Agent Succession Policy ................................................................................................................ 46 G. Modifications to the Revenue Share Plan...................................................................................... 48 XIII. AGENT ATTRACTION.......................................................................................................................... 48 A. Sponsorship Interference Prohibited ............................................................................................. 49 B. Income Claims................................................................................................................................. 49 C. Recruiting......................................................................................................................................... 50 D. Sponsorship..................................................................................................................................... 51 1. Definition and Responsibilities ................................................................................................... 51 2. Change Requests ........................................................................................................................ 52 3. Cross-Border Sponsorship.......................................................................................................... 53 E. Agent Prospects, Contacts, and Leads.......................................................................................... 53 F. Attraction Marketing and Communication .................................................................................... 54 G. Reporting Agent Attraction Violations ........................................................................................... 55 H. Stock Solicitations Prohibited ........................................................................................................ 55 I. Event Sponsorship Requests from Vendors.................................................................................. 56 XIV.COMPANY TOOLS AND INFORMATION ............................................................................................ 56 A. eXp Communication and Training Platforms................................................................................ 56 B. Workplace........................................................................................................................................ 57 1. User Guidelines for Agents ......................................................................................................... 57 2. Group Guidelines for Agents....................................................................................................... 57 C. eXp World ........................................................................................................................................ 57 D. eXp Email for Agents ...................................................................................................................... 58 XV. ICON AGENT AWARD.......................................................................................................................... 58 XVI.EXP MENTOR PROGRAM.................................................................................................................... 59 XVII. EXPRESSOFFERS INVESTOR REFERRAL FEE ............................................................................... 59 XVIII. MULTI-GLOBAL LICENSE PROGRAM............................................................................................. 59 A. Background...................................................................................................................................... 59 B. Multi-Country Affiliation (Generally)............................................................................................... 59 C. Agents’ Additional Affiliation.......................................................................................................... 60

eXp Realty Policies and Procedures Page 4 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES D. Agents’ Independent Obligations ................................................................................................... 60 E. “Capped Status” Matters ................................................................................................................ 60 F. Icon Agent Awards.......................................................................................................................... 61 G. Sponsor; FLQA; Initial FLQA Period................................................................................................ 61 XIX.LEGAL, INSURANCE, and COMPLIANCE WITH THE LAW................................................................. 61 A. Antitrust ........................................................................................................................................... 61 B. Conflicts of Interest ........................................................................................................................ 61 C. Data Security and Client Privacy .................................................................................................... 62 D. Do Not Call Rules ............................................................................................................................ 62 E. Drones.............................................................................................................................................. 62 F. Drug and Alcohol Use ..................................................................................................................... 62 G. Harassment..................................................................................................................................... 63 H. Prohibition on Changes to Commission Splits and Referral Fees During Legal Action; No Split Checks ............................................................................................................................................. 63 I. Products and Services .................................................................................................................... 63 1. Selling, Offering To Sell, Or Promoting Any Competing Products Or Services........................ 63 J. Reporting Problems ........................................................................................................................ 64 K. Legal Action Between eXp Agents................................................................................................. 64 L. Legal Action Against eXp Prohibited ............................................................................................. 65 M. Claims Reimbursement .................................................................................................................. 65 N. Claims That Are Not Covered By E&O Insurance .......................................................................... 66 XX. OFFICE POLICIES................................................................................................................................. 67 A. Agent Business Expenses .............................................................................................................. 67 B. Agent Assistants - Generally .......................................................................................................... 67 C. Agent Assistants - Unlicensed ....................................................................................................... 67 D. Agent Assistants - Licensed........................................................................................................... 68 E. Administrative Transaction Fees ................................................................................................... 68 F. Associations and Board Memberships.......................................................................................... 69 G. Contact Information........................................................................................................................ 70 H. Contacting the State Broker(s)....................................................................................................... 70 I. Open Houses ................................................................................................................................... 71 J. Out of Town or Unavailable ............................................................................................................ 71 K. Physical Office Space ..................................................................................................................... 71 XXI.TEAMS AT EXP REALTY...................................................................................................................... 72 A. Generally .......................................................................................................................................... 72 B. Team Names ................................................................................................................................... 72 C. Team Composition.......................................................................................................................... 72 D. Team Agreements........................................................................................................................... 72 E. Team Disputes ................................................................................................................................ 73 F. Team Fee Distribution..................................................................................................................... 73 G. Non-Solicitation of Other eXp Team Members ............................................................................. 74 H. Application of Non-Solicitation and Non-Disparagement Policy To Teams ............................... 74 XXII. OMISSIONS FROM POLICY AND PROCEDURES ........................................................................... 74 XXIII. UPON TERMINATION OF ICA ......................................................................................................... 74

eXp Realty Policies and Procedures Page 5 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES A. eXp’s Transfer of Pending Transactions ....................................................................................... 75 B. eXp’s Retention of Pending Transactions ..................................................................................... 75 C. Leads Upon Departure .................................................................................................................... 76 D. Rejoining eXp................................................................................................................................... 77 XXIV. EXP’S COMPLIANCE COMMITTEE................................................................................................. 77 A. Appeal of Determination made by eXp’s Compliance Committee............................................... 77 XXV. INTERPRETATION........................................................................................................................... 78 XXVI. CONFLICTS...................................................................................................................................... 78 XXVII. REVISIONS TO THESE EXP P&PS .................................................................................................. 78 XXVIII.GLOSSARY OF DEFINED TERMS.................................................................................................... 78 XXIX. INSIDER TRADING POLICY OF EXP WORLD HOLDINGS, INC....................................................... 87

eXp Realty Policies and Procedures Page 6 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES I. CORE VALUES At eXp, our core values are more than just motivational posters on virtual walls; they support our vision and shape our culture. Our global community is powered by agents, partners, and staff who work collaboratively to transform the real estate experience. These eXp P&Ps, our code of conduct, and the way we carry out our daily operations, including the enforcement of these policies, are based on these nine core values. II.POLICY It is the policy of eXp to participate in a real estate activity only when it is legal, honest, fair and beneficial to us and others. In pursuit of compensation for ourselves, we will never ignore the benefit of our community. Therefore, we will conduct our business in a manner to follow all the laws and rules of our profession. We pledge to exercise the highest standard of ethics, honesty, fairness and professionalism in all our real estate activities. III. PROCEDURES Every Agent is expected to adhere to and abide by these eXp P&Ps. Failure to adhere to the eXp P&Ps

eXp Realty Policies and Procedures Page 7 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES could result in legal and regulatory liability for the Agent and eXp. Therefore, the Agent agrees that if they depart from the eXp P&Ps, they will defend, indemnify and hold eXp, and its principals and affiliates harmless against any and all claims, complaints or actions that may arise from such a departure. In addition, failure to comply with this Policy is grounds for the immediate release of an Agent’s license and removal from eXp. These eXp P&Ps provide detailed guidelines for eXp’s brokerage policies and procedures; however, there may be some circumstances or issues that are not addressed. In those instances, decisions and actions taken will reflect our core values. As provided above, these eXp P&Ps are incorporated into the ICA that each Agent entered into as part of the process of associating with eXp. Failure to comply with these eXp P&Ps may be grounds for immediate termination and dismissal from eXp. Additionally, an Agent’s right to be compensated for their work, activities on behalf of eXp, revenue share and stock may be adversely affected by any failure on Agent’s part to carry out, adhere to, and otherwise support and fulfill the provisions of these eXp P&Ps. IV. STATE POLICIES AND PROCEDURES These eXp P&Ps are designed to address nationwide brokerage policies and procedures applicable to all Agents in all states in which eXp does business. It is impractical to address the peculiarities of state and local requirements in the body of these eXp P&Ps, particularly the responsibilities of Agents to principals and the public. While it is each Agent’s obligation to be fully familiar with and fully comply with state and local law pertaining to the provision of real estate brokerage services, eXp offers additional state policies and procedures where necessary, to address many, but not all, state and local requirements. Any State P&Ps, if applicable, will be a critical part of these eXp P&Ps and, to the extent it is inconsistent with these eXp P&Ps, the applicable State P&Ps supersedes these eXp P&Ps. V.CODE OF CONDUCT All Agents shall conduct their business in alignment with eXp’s core values, the National Association of REALTORS® Code of Ethics, and in accordance with applicable federal and state laws. Agents should conduct themselves in an appropriate business-like manner in all activities and relations with fellow Agents, clients, potential customers and eXp staff.

eXp Realty Policies and Procedures Page 8 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES All Agents shall strive at all times to perform in a manner that will increase the goodwill, reputation and business of eXp, and Agents shall do nothing which would serve to disturb, discredit or devalue eXp or eXp’s goodwill, reputation and/or business. Any Agent whose conduct, actions or performance violates or conflicts with eXp’s P&Ps, eXp’s core values, or any other eXp policy, may be released from eXp immediately and without warning. It is the commitment of eXp to ensure the brokerage is free from negative, aggressive and inappropriate behaviors, and that the environment is aimed at providing an atmosphere upholding our core values. All Agents and employees of eXp have the right to be treated with dignity and respect. All complaints of negative and inappropriate behaviors will be taken seriously and followed through to resolution. Agents or employees of eXp who file complaints will not be victimized for “whistle-blowing” or reporting others for their inappropriate behavior. Agents may file complaints by emailing compliance@exprealty.net. Agents who are members of the National Association of REALTORS® are required to maintain their mandatory ethics training. Failure to complete the course will result in suspension or termination of Realtor® membership and removal from eXp. Agents are expected to become familiar with and adhere to the National Association of REALTORS® Pathways to Professionalism found on their website at https://www.nar.realtor/code-of-ethics-and-arbitration-manual/pathways-to-professionalism. Agents shall not disparage the conduct, reputation, or character of another Agent, of any eXp employee or member of management, or of eXp itself (including eXp’s products, services, and business model). Agents shall not disparage competing brokerages or their agents. Agents shall not solicit, recruit, employ, induce, or entice (either for themselves or another), directly or indirectly through a third party, any eXp partners, affiliates, salespersons, real estate agents, and/or employees to leave eXp during the Term of an Agent’s ICA, and for a period of two (2) years following termination of an Agent’s ICA. This paragraph shall be referred to as eXp’s Non-Solicitation and Non-Disparagement Policy. Agents shall not take any action that creates, or has the possibility of creating, any civil and/or criminal liability for eXp and/or other eXp Agents. Violations of this Code of Conduct are grounds for immediate termination of Agent’s ICA. VI. DUTIES AS AN AGENT

eXp Realty Policies and Procedures Page 9 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES A. Fiduciary 1. The Agent and all licensed assistants shall abide by their fiduciary responsibilities when acting as an Agent for a client. The Agent owes the client the fiduciary duties of obedience, loyalty, disclosure, confidentiality, accounting, reasonable skill and care. Agents shall also deal fairly with all parties to a transaction. 2. The agency relationship with any party with whom an Agent is working on behalf of eXp or an Agent must have their license affiliated with eXp and have established in writing on a form acceptable to the state Designated Managing Broker or applicable Managing Broker(s) (individually, and collectively, hereinafter referred to as “State Broker”) before an offer on a property is written, or a listing is taken. The failure to establish and disclose the type of relationship one has by the time of contract is unacceptable. The contract is to serve only as confirmation of an election made by the buyer/lessee or seller/lessor in a separate written agreement before the contract is written. B. Cooperation and Compensation 1. As a matter of policy, eXp does not offer cooperation or compensation to sub-agents. 2. An Agent exclusively representing a buyer shall not, under any circumstances, contact a seller directly without first obtaining the express consent by the listing broker and State Broker. The exception to this policy being for sale by owner properties. 3. All Agents shall offer compensation to cooperating licensed real estate professionals in their MLS and/or Association/Board who work with potential buyers of eXp’s listed properties, as directed by a seller, and such compensation shall be offered equally and without discrimination. C. Good Standing Each Agent has a duty to remain in Good Standing at eXp. To be considered in “Good Standing,” an Agent must: 1. be current on all financial obligations and not have any unpaid fees, charges, repayments, or any other amounts owed by the Agent to eXp; 2. have and maintain an active and current status for: a) all required licenses; b) local, state, and national REALTOR® Association/Board memberships, where applicable; and c) any other subscriptions that are required to conduct real estate business in the Agent’s state(s); 3. not be deemed in breach of any term, covenant, condition, obligation (including monies owed) or duty set forth in the ICA and these eXp P&Ps, as determined by eXp in its reasonable discretion; and 4. not be involved in any legal claims, disputes, or administrative hearings.

eXp Realty Policies and Procedures Page 10 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES eXp reserves the right to withhold earnings from, and assign another Agent to close out, any pending transactions concerning any Agent that is not in Good Standing. In order to remain eligible to collect revenue share under the eXp Sustainable Revenue Share Plan (“Revenue Share Plan”), an Agent must be and remain in Good Standing; any failure to remain in Good Standing may result in a loss of pending revenue share earnings. D. Agreements, Compliance Forms, Insurance Forms Each Agent will submit all documents necessary for eXp to keep themselves in compliance with all applicable local, state, and federal laws, as well as with eXp’s P&Ps. eXp will share all materials with an Agent that eXp maintains in its records relating to that Agent’s agency and independent contractor relationship with eXp. eXp reserves the right to assess penalties (financial and otherwise) against an Agent, in accordance with each Agent’s ICA and eXp’s P&Ps, if that Agent fails or refuses to provide completed documentation as required by eXp or by any applicable local, state, or federal law, in order to achieve and maintain compliance with such laws. E. License Renewal and State Department of Licensing Rules Agents shall maintain an active real estate license with the applicable state department or agency that is charged with administering the issuance of any real estate licenses in that state (“State Department of Licensing”). It is the Agent’s sole responsibility to fulfill all continuing education requirements and file their renewal promptly and be aware of their licensing status with the State Department of Licensing. eXp may, at its sole option, sever the Agent’s license with eXp if the Agent’s license is not renewed on time. Failure to renew can have severe financial impacts on the Agent. Commissions are subject to forfeiture for any unlicensed real estate activities after expiration/revocation of an Agent’s license. Agents shall adhere to all state and federal licensing rules and regulations. It shall be the Agent’s responsibility to be knowledgeable about the rules set forth by their State Department of Licensing. Should a complaint be filed against an Agent, the Agent must immediately notify eXp via their State Broker for assistance in responding promptly to the complaint and cooperate fully with the State Department of Licensing. F. Non-Disclosure Of Trade Secrets Each Agent recognizes and acknowledges that much of the information that will be furnished to him/her concerning eXp’s clients, customers, listings, holdings, investments, transactions, eXp-generated leads, and other confidential matters constitutes valuable, special, and unique assets and are trade secrets of eXp. Accordingly, Agents shall not, during or after their affiliation with eXp, disclose any such information or any part thereof, to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever without the express written consent of eXp.

eXp Realty Policies and Procedures Page 11 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES G. Real Estate Transactions All real estate transactions must be taken in eXp’s name (and not in an Agent’s name or in the name of any other real estate brokerage company), and processed and closed through eXp. This means that any listings (whether sale or rental) must be listed, advertised, processed, and closed through eXp; and any buyer/tenant-representation services must be performed through eXp. Each Agent shall ensure that all fees, commissions, or other compensation earned by the Agent, and for which the Agent must be an active licensed real estate professional in order to receive such commission or compensation, in connection with the sale, lease, or rental of real estate, and any interest therein or service in relation thereto, are made payable to eXp. H. Transaction Files 1. Forms Agents shall use the most current forms provided by eXp Realty or that are customary to the MLS or REALTOR® Board where the Agent is a member. eXp does not condone or endorse the unauthorized use of any copyright-protected forms developed by any MLS or REALTOR® Board. Under no circumstance may Agents use any copyright-protected forms developed by any MLS or REALTOR® Board unless such Agents belong to the MLS or REALTOR® Board that created the copyright-protected forms. Agents, and not eXp, will be solely responsible for all costs and expenses arising from their unauthorized use of any copyright-protected forms. Agents must use any applicable regulatory documents required by federal and state agencies. Agents may not create and use their own forms unless the forms intended to be used are first approved, in writing, by both their State Broker and COE Director. Many eXp forms will be found within the transaction management system currently used. Agents are aware and understand that all dual agency transactions must contain a fully executed consent for dual/limited representation form, completed prior to purchase/sale contract execution, in order to preserve the right to errors and omissions insurance coverage on the file. Agents are aware that if they fail to obtain such written consent, the file may be excluded from coverage and such Agent shall be responsible for the full amount of the damages, attorneys’ fees, and costs incurred by and/or recovered against eXp. 2. Executed Real Estate Documents The State Broker has a supervisory responsibility by law and must comply with the State Licensing Department’s rules. All purchase and sale agreements, listings, referrals and any other transactional documents must be uploaded into the transaction management system within two business days of execution to allow time for review and approval by the applicable State Broker team. Please refer to the transaction checklists provided in each state. Transaction files should include all documents related to the transaction and any and all correspondence, notes, email communications, text messages, etc., regardless of whether the

eXp Realty Policies and Procedures Page 12 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Transaction closed or not. Agents are encouraged to make copies of their files. eXp reserves the right to maintain digital files in storage for the statutory period as required by the state licensing departments. Unauthorized removal of any file from the transaction management system may lead to termination. Once a customer or client has signed a document, they are entitled to and shall, therefore, receive a copy of the document upon its execution. Agents are required to either provide an electronic copy, via email, or deliver a physical copy of the document(s) to them. Agents shall transact ALL real estate brokerage business through one of the eXp World Holdings, Inc. family of real estate brokerage companies. Transactions that are processed outside of the foregoing may be grounds for immediate termination. 3. Earnest Money Earnest money shall be handled as described in State P&Ps. The Agent will be subject to immediate termination if it has been determined that there has been any improper handling of earnest money. All files must contain an accounting for disbursement of funds including earnest money and final settlement statements. 4. Late or Incomplete Paperwork Submissions Signed documents of any variety, listing files, and files pertaining to completed transactions must each be uploaded within eXp’s transaction management system within the sooner of the following: (a) forty-eight (48) hours after their execution or in the case of a completed transaction, the respective closing date (as applicable), or (b) the maximum time period permitted by the Agent’s applicable state’s real estate licensing laws. Listing files and files pertaining to completed transactions must include all required paperwork pertaining to the listing or transaction, as applicable; missing paperwork is not acceptable. Failure to adhere to these requirements is a violation of eXp policy and may subject the Agent to escalating repercussions, all as determined by the State Broker and/or Brokerage Operations leadership, in their sole discretion. Such repercussions include, without limitation, any of the following or combination thereof: a) Loss of split check (if allowed in the Agent’s state) for stated times; b) If the Agent fails to adhere to these requirements three (3) or more times within a rolling, consecutive 6-month period, the Agent will be required to use an eXp-approved Transaction Coordinator (“TC”) to assist Agent with organizing and uploading the Agent’s next three (3) Agent listing files and/or files pertaining to completed transactions, all at the Agent's sole cost and expense. Thereafter, the Agent is free to continue or discontinue using the same or different eXp-approved TC, as the Agent determines; if use is continued, such use will be at the Agent’s sole cost and expense. c) Required training on eXp’s transaction management system, and policies and procedures

eXp Realty Policies and Procedures Page 13 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES pertaining to state contracts; and d) Offboarding the Agent from eXp. Any fines assessed to the State Broker, or to eXp, pertaining to an Agent’s failure to follow these document and file submission policies shall be reimbursed by that Agent. The costs of undertaking any investigation by the State Broker for an Agent’s non-compliance with these document and file submission policies may be passed on to that Agent, all at eXp’s sole discretion. I. Agent-Owned Real Properties 1. Generally One of the great benefits of having a real estate license is the advantage of building personal wealth through the sale and purchase of real estate. However, these transactions place both eXp as well as the Agent-Owner (defined below) at a greater risk of litigation due to the nature of rehabbed and flipped property transactions. In addition, the mere fact that a seller or buyer is a licensed real estate professional and REALTOR® means they are held to a higher standard and subject to higher incidences of legal claims and litigation. Therefore, these policies are intended to protect both the Agent-Owner, eXp, and all of our Agents and shareholders. a) “Agent-Owned" means ownership is held or controlled by an Agent, whether through an Agent’s own name, a spouse’s name, a business entity, a trust, or that is otherwise owned and/or controlled by Agent and/or Agent’s spouse (also referred to as an "Agent-Owner") b) Unless prior written approval is granted by Brokerage Operations leadership, Agents shall not enter into a contract to sell or flip a property until the Agent holds legal title (as opposed to mere equitable title) to the subject property. c) A single Agent may not represent both sides of a sales transaction if the Agent or a family member of the Agent is a principal or party to the transaction. d) Under NO circumstances can an Agent represent the buyer in a Personal Transaction (as defined below); additionally, an Agent cannot act as an intermediary in a Personal Transaction. e) Agents shall never act as a principal in a transaction without the full written consent of all parties. f) The buyer must sign an agency representation disclosure. g) Both the buyer and Agent shall execute the Disclosure of Personal Interest of eXp Realty Agent Addendum to Residential Purchase Contract with each Agent-Owned property. h) The parties must use standard forms and sales contracts and all forms must be state approved with full and accurate signatures & dates. i) Agent’s name, Agent and/or Agent’s spouse’s business entity or trust name, or Agent’s spouse’s name must be on the title or lease agreement (as applicable) for the Transaction to be considered.

eXp Realty Policies and Procedures Page 14 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES j) All seller disclosures must be made regarding any property defects or material information, must be completed on a seller’s disclosure notice, and must have all necessary signatures, dates & initials. k) For all transactions where the property is Agent-Owned, eXp strongly encourages that the Agent-Owner ensures a home inspection is delivered to the buyer. (1) The buyer must have a home inspection done by a licensed property inspector (if licensing is a requirement in the state in which the property is located) or submit a written waiver of such. (2) If buyer waives the right to a property inspection, the buyer must provide written notice of that waiver by completing and signing the Buyer Acknowledgement and Waiver of Inspections. (3) A copy of the property inspection, along with all addenda and/or amendments must be included in the file. l) For all transactions where the property is Agent-Owned, the Agent-Owner is strongly encouraged to ensure the property is covered by a standard home warranty from a company of the buyer’s choice. (1) The buyer must be made aware that they may purchase a residential service contract (home warranty) for the property via the Disclosure of Personal Interest of eXp Agent Addendum to Residential Purchase Contract. m) Ownership must be disclosed in all marketing materials, MLS, advertising, and stated in the special provisions, or its equivalent, section of the contract regardless of what percentage of ownership interest in the property is held by the Agent. n) Agents are required to turn in a copy of the full closing disclosure and copies of any/all commission checks received for the transaction. o) Any work completed on the property that requires a permit or is a major repair (i.e., repairs that are not of a casual nature, or otherwise require permits) shall be done by a licensed, bonded, and insured contractor. In jurisdictions where a contractor license is not required, the individual performing the repair(s) must be an experienced and qualified tradesperson. 2. Personal Transactions A “Personal Transaction” is any transaction concerning a property that is Agent-Owned or leased by an Agent. Agents may exempt three (3) Personal Transactions per Anniversary Year, whether involving the Agent’s ownership interests or leasehold interests. (Please communicate with your State Broker should you have questions.) Personal Transactions will carry a Personal Transaction Fee (“Personal Transaction Fee”) taken as a charge against the Contractor Dollar, as follows:

eXp Realty Policies and Procedures Page 15 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES a) Personal Transactions involving a purchase or sale will carry a $250 Personal Transaction Fee, in addition to the Transaction Review Fee and Risk Management Fee. For Agents who have reached a Capped Status and who are paying a reduced Capped Status Transaction Fee, the Personal Transaction Fee shall be collected at the reduced rate of $75 per Personal Transaction for the remainder of that Agent’s Capping Period. b) Personal Transactions involving a lease will carry a $75 Personal Transaction Fee, and either, (i) no Transaction Review Fee or Risk Management Fee (if the Gross Commission Income is $1,000 or less), or (ii) a Transaction Review Fee and Risk Management Fee (if the Gross Commission Income is greater than $1,000). **Personal Transactions involving a lease do not count towards the three (3) exempt Personal Transactions per Anniversary Year. Personal Transaction commissions are not included in revenue share calculations where no Company Dollar is generated from the completion of the Personal Transactions. For eXp Agents in the eXp Mentor Program, please see the relevant eXp Mentor Program Addendum to Independent Contractor Agreement for rules and fees involved in a Personal Transaction. J. Commercial Property Prior to transacting in or contemplating a commercial transaction, Agents must have authorization from their State Broker. Agents may not act outside their area of expertise. Agents must be aware that eXp’s errors & omissions insurance policy limits are generally not sufficient to conduct many commercial real estate activities. For purposes of these eXp P&Ps, “Residential Property” shall be defined as any real property that is zoned to accommodate a residential dwelling having not less than one (1) and not greater than four (4) dwelling units, whether such real property is vacant land or improved real property; and “Commercial Property” shall be defined as any real property that is not Residential Property. K. Unauthorized Activities 1. Generally a) No business will be conducted in eXp’s name that does not pertain directly to the duties of a real estate licensee as directed by federal, state and local laws/regulations as well as eXp’s Policies, referenced herein. b) Agents shall not open any brick-and-mortar offices in eXp's name or bind eXp to any agreements without the written consent of their State Broker. c) Except as otherwise provided in the last sentence to this paragraph, Agents shall not conduct property management services through eXp. The term “property management services” means engaging in any activities concerning an actual or prospective tenant on behalf of a client, whether or not such activities are coupled with any property preservation services (as that term is defined herein) (e.g., collecting rents, performing

eXp Realty Policies and Procedures Page 16 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES inspections, setting up repairs and maintenance, running a background check, making or assisting with tenant selection, etc.). However, Agents may list rental properties on behalf of landlord-clients, and Agents may assist tenant-clients in locating suitable properties in which to rent. d) Agents shall not operate limited function referral offices through eXp. The term “limited function referral offices” means those offices that are solely engaged in referring clients or customers to non-eXp real estate brokerage companies. Agents desiring to perform limited function referral offices should both (i) refer to their State P&Ps, and (ii) contact their State Broker for more information. e) Agents shall not sell or list to sell business opportunities or engage in business brokerage activities. For avoidance of doubt, this prohibition does not apply to brokering interests of cooperative corporations (co-ops). f) Agents shall not conduct a final walk-through inspection on behalf of a client. g) Agents shall not perform work or do repairs on properties where the Agent is representing a buyer or seller. h) A single Agent shall not represent both sides of a sales transaction if the Agent or a family member of the Agent is a principal or party to the transaction. Failure to follow this policy can result in loss of errors and omissions coverage and each Agent shall be responsible for any legal costs and may be subject to removal from eXp, as provided in their ICA. i) Agents shall not represent both sides of a transaction without full written consent from all parties executed prior to contract. Failure to follow this policy can result in loss of errors and omissions coverage. Agents shall be responsible for all legal costs and may be subject to removal from eXp, as more fully provided in Agent’s ICA. j) Agents shall not engage in the act of wholesaling properties, in which they, or a family member, have a financial interest without first obtaining written approval from both the State Broker and Brokerage Operations leadership. No real estate commission arising from a wholesaling transaction in which either the Agent and/or the Agent’s family member is a principal, shall be credited, reduced, or otherwise waived unless the transaction file is complete; and if the file is complete, any such crediting, reduction, or waiver must be approved in writing, and in advance, by Agent's State Broker. In this instance, real estate wholesaling occurs when the Agent contracts with a home seller to purchase their property, markets the home to potential buyers and then sells and assigns the purchase contract to another buyer before the purchase transaction closes. The Agent makes a profit, which is the difference between the contracted price with the seller and the amount paid by the buyer. For avoidance of doubt, real estate wholesaling does not occur (for purposes of this paragraph) when there is a deed transfer as between the original seller and first buyer, on the one hand, and a second deed transfer as between the first buyer and subsequent buyer, on the other hand, even if the two deed transfers occur on the same day, whether or not through simultaneous closings. Agents should consult with their State Broker team or Centers of Excellence Director (“COE Director”) (formerly known as their, “Regional Operations Manager or “ROM”) for more information.

eXp Realty Policies and Procedures Page 17 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES k) Agents may only work with an unrepresented party with proper disclosure, and the Agent must represent a party in the transaction (i.e., helping a buyer client purchase from a for sale by owner, helping an unrepresented buyer purchase their listing where they represent the seller). MLS-only listings are not allowed. l) Agents shall not act outside of their area of expertise, either in knowledge base or geographic area. At the option of the State Broker, another Agent may be assigned to work with the Agent or to personally assist the Agent in such a transaction. If compensation to the Agent is affected, the State Broker shall negotiate a reasonable compensation agreement on that transaction. m) As a general rule, Agents shall not contract for any services or bind eXp in any way without written consent of eXp. However, Agents may enter into client-specific or transaction-specific agreements (on eXp’s behalf), (1) that affect only themselves (as opposed to any other eXp Agents), and (2) which a reasonably prudent real estate licensee would customarily enter into in the normal and regular course of rendering those real estate brokerage services offered by eXp (including, without limitation, listing agreements, client-specific or transaction-specific referral agreements, and buyer-representation agreements). n) For avoidance of doubt, Agents do not have authority and are not permitted to enter into any agreements (on eXp’s behalf) that may affect any Agents other than themselves or eXp, including by way of example only, and without limitation, master referral agreements, lead generation agreements, master service agreements, office lease agreements, non-disclosure or confidentiality agreements, or any other type of business-to-business vendor agreement. If Agents are unsure whether they have the authority to enter into an agreement on eXp’s behalf, they should refrain from entering into that agreement and confer with their State Broker. o) Agents shall not render legal, appraisal or tax advice to any person on behalf of the Agent, the State Broker or eXp. Under no circumstances is an Agent to deny, or in any way discourage, a client from seeking the advice of an attorney of client’s choice. Rather, such activity should be encouraged. p) Agents shall not agree to act as an “attorney in fact” under a power of attorney on behalf of a client or customer of eXp without first obtaining written approval from the applicable State Broker. q) Agents whose clients are operating as an attorney in fact under a power of attorney must confer with their State Broker prior to accepting such client. For avoidance of doubt, eXp cannot confirm the validity or enforceability of any powers of attorney. r) Agents shall not recommend third party services with whom the Agent has a familial relationship in any transactions the Agent is directly involved in or has a financial interest in unless the Agent discloses their familial and/or financial interest (if any) in writing to the client, and also provides at least one additional referral, preferably more, at the same time. s) Agents shall not, directly or indirectly (such as through a company an Agent owns or controls), perform or complete any repairs on a property for a client, that is or is intended

eXp Realty Policies and Procedures Page 18 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES to become the subject of a transaction in which the Agent is involved, regardless of whether the Agent is a licensed contractor. t) Agents shall not enroll or participate in auction websites without State Broker approval. 2. Competitor Affiliation is Prohibited An Agent shall not be affiliated with a competing real estate brokerage company. This means that an Agent (including an Agent’s spouse or partner, if applicable) shall not alone or in association with others, whether individually or through any legal entity (such as a corporation, limited liability company, joint venture, etc.) do any of the following: a) own, manage, operate, or control; b) be employed by, or engaged as an independent contractor with; c) serve as an officer, director, consultant, or agent to; d) capitalize or lend money to; or e) grant the use of his or her name to any residential or commercial real estate brokerage firm other than those within the eXp family of real estate brokerage companies. Notwithstanding the foregoing, an Agent may own, as a passive investor, the issued and outstanding stock of a publicly held company that competes with any real estate brokerage company within the eXp family of real estate brokerage companies. 3. Limited Representation is Prohibited Except as otherwise provided below, no Agent shall enter into any representation relationship with a seller, buyer, landlord, or tenant that limits the services to be provided to that person (“Limited Representation”), nor shall any Agent participate in any transaction that does not result in a fiduciary relationship between an Agent and the seller, buyer, landlord, or renter. However, an Agent may engage in any of the following Limited Representation relationships provided that, (1) each such relationship is disclosed in writing and signed by the client or customer, and such disclosure clearly establishes the Agent’s duties to the client or customer (including the limitations of the Agent’s relationship with the client or customer), (2) any such relationship is not prohibited by applicable law or regulations, and (3) any such relationship is not prohibited by State P&Ps: a) a “limited dual agency” relationship; b) a “transactional” relationship (i.e., a nonagency relationship where an Agent does not represent a buyer or seller, or landlord and renter, in the transaction, treating both as customers); and c) a “facilitator” relationship (i.e., a relationship where an Agent assists a buyer and seller, or landlord and renter, in reaching agreement in a real estate transaction but has no fiduciary duties to either party). If an Agent is unclear with the above, the Agent should contact their State Broker before engaging in any of these relationships.

eXp Realty Policies and Procedures Page 19 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES In any listing engagement (including where there is Limited Representation), no Agents shall encourage or place in any “MLS listing remarks,” directions that a buyer’s or renter’s agent (or potential buyers or renters themselves) contact the seller or landlord, directly, for any reason. VII. ANCILLARY AND AFFILIATED SERVICES A. Property Preservation Services Agents may only engage in property preservation services when working on behalf of clients that are asset managers or institutional clients (whether or not associated with eXp’s REO/Relocation division). Agents may not engage in property preservation services for clients that are not asset managers or institutional clients. The term “property preservation services'' means tending to and managing only the physical aspects of any real property on behalf of a client (e.g., scheduling, coordinating, and/or setting up any repairs or maintenance concerning a client’s real property). For avoidance of doubt, “property preservation services” are distinct from “property management services” (defined herein). For example, and without limitation, an Agent may schedule plumbing repairs on behalf of a bank that owns an REO property, but an Agent may not schedule plumbing repairs for a mere, individual property owner that owns a property. B. Mortgage Loan Origination 1. Generally Except as may otherwise be prohibited by law, an Agent may perform mortgage activities in any Transaction in which they have a personal or financial interest. 2. Dual Capacity If an Agent is authorized by applicable law to perform both real estate brokerage activities and mortgage loan origination activities, the Agent may perform both sets of activities in the same transaction provided that the Agent has properly disclosed their “dual capacity” (as both real estate agent and mortgage loan originator) to his or her client. 3. Familial Relationship - Conditionally Acceptable An Agent may not refer the services of a mortgage loan originator, that has a familial relationship to the Agent, on any transactions in which the Agent is performing real estate brokerage activities, unless each of the following conditions are met: (1) the buyer/borrower is being represented through the Agent and is not an opposite party in the purchase transaction; (2) such familial relationship is disclosed to the buyer/borrower, in writing, in advance of making the referral (an email from the Agent to the buyer/borrower is acceptable; see below example); (3) if the disclosure is made through email, then a copy of the email is uploaded to the transaction file in eXp’s transaction management system; if the disclosure is made in any other written form, it must be signed and then uploaded to the transaction file in eXp’s transaction management system; and (4) the Agent must provide the name and contact

eXp Realty Policies and Procedures Page 20 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES information for at least one additional mortgage loan originator at the time the referral is made to buyer/borrower. Example: Agent sends the following email to the buyer/borrower: “Dear [Buyer/Borrower], Here are a couple of loan originators for your consideration: 1. Sally Smith of Smith Mortgage: (732) 123-4567 2. Jenny Jones of Jones Home Loans: (732) 321-7654 *Jenny is my spouse; you can pick any loan originator you choose and your options are not limited to the two individuals or companies listed in this email.” C. Title And Escrow Companies **(This section of these eXp P&Ps is applicable when an Agent has an ownership interest in a title and escrow company or is a member of any team whose team member owns a title and escrow company.)** 1. Step 1: Produce an Affiliated Business Arrangement (ABA) Disclosure Form Agents that own an interest in a title and escrow company must use their own ABA disclosure form in all purchase and sale Transactions that they participate in on behalf of eXp; this is to be used in addition to eXp’s own ABA disclosure form. Agents will have their own ABA disclosure form prepared. The proposed ABA disclosure form must name eXp (and the Agent) in the “From” line at the top of the form; the form must also contain language referencing eXp, substantially similar to the following: “eXp Realty, LLC, together with its subsidiaries and affiliates (collectively, “eXp”), does not have any relationship with Happy Harry’s Title and Escrow Company, Happy Harry’s Holdings, LLC, or Happy Harry’s Agency (collectively, the “Harry Companies”), nor will eXp receive any benefit, financial or otherwise, from any referral to any of the Harry Companies given by Agent.” *References to the Harry Companies are for exemplary purposes only; Agent to use only those company names applicable to Agent. (Agents are responsible for updating their ABA disclosure form from time to time so that it always remains in conformance with applicable law and any changes in factual circumstances. Each update to an Agent’s ABA disclosure form must be accompanied by an additional legal opinion letter, as more fully discussed, below.) 2. Step 2: RESPA Attorney

eXp Realty Policies and Procedures Page 21 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Agent consults with an attorney of their choosing that is knowledgeable in the Real Estate Settlement Procedures Act (“RESPA”), for the purpose of having that attorney review the Agent’s proposed ABA disclosure form (and any updates to that form) at the Agent’s sole cost and expense. The attorney will also be responsible for confirming the truth and accuracy of any entities and entity-relationships referenced in the proposed (or updated) ABA disclosure form. If the Agent’s attorney determines that the proposed (or updated) ABA disclosure form does not conform with RESPA or is less than true and correct, then the Agent or attorney will revise it so that it conforms to RESPA and is true and correct. 3. Step 3: Legal Opinion Letter After the Agent’s attorney has determined that the proposed (or updated) ABA disclosure form conforms with RESPA, makes true and correct representations, and contains the recommended language that is needed for eXp, the Agent’s attorney proceeds to draft a legal opinion letter, for the benefit of Agent and eXp and upon which each may rely, that among other things, (1) provides that the attorney is conversant in RESPA, (2) affirms that the proposed (or updated) ABA disclosure form conforms with RESPA, (3) substantiates how/why it conforms with RESPA, and (4) affirms that the relationships spelled out in the ABA disclosure form are true and correct. (Agent must have a new legal opinion letter produced each time Agent’s ABA disclosure form is updated.) 4. Step 4: Delivery to eXp The Agent provides eXp with a copy of both the proposed (or updated) ABA disclosure form and the Agent’s attorney’s legal opinion letter. The proposed (or updated) ABA disclosure form and legal opinion letter are to be routed to eXp's Legal Operations Department for its review. 5. Step 5(a): Authorization for Proposed ABA Disclosure form If eXp receives Agent’s proposed ABA disclosure form and the accompanying legal opinion letter and its Legal Operations Department approves of each of them, then eXp will present Agent with a copy of its Title & Escrow eXp Addendum (“T&E Addendum”) for Agent’s signature. Thereafter, Agent will have eXp’s authorization to use, and shall use, Agent’s proposed ABA disclosure form in connection with each Transaction that they and any of their team members engage in. 6. Step 5(b): Authorization for Updated ABA Disclosure form If eXp receives Agent’s updated ABA disclosure form and the accompanying legal opinion letter and its Legal Operations Department approves of each of them, then eXp will formalize its approval, in writing, and thereafter, Agent will have eXp’s authorization to use, and shall use, Agent’s updated ABA disclosure form in connection with each Transaction that they and any of their team members engage in. 7. Step 6: Use Once the proposed (or updated) ABA disclosure form and Agent’s attorney’s legal opinion letter have been approved by eXp, Agent shall use, and shall cause each member of any team

eXp Realty Policies and Procedures Page 22 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES to which Agent belongs (if applicable) to use, Agent’s proposed (or updated) ABA disclosure form in all Transactions that they participate in on behalf of eXp. Note Agent may not own a title and escrow company and also serve as a real estate licensee on behalf of eXp unless/until all the above referenced steps are completed. D. Home Warranty Companies **(This section of these eXp P&Ps is applicable when an Agent wants to work with and be compensated by a home warranty company.)** 1. Free to Contract with Home Warranty Company eXp will not prohibit an Agent from contracting directly with a home warranty company on their own, individual behalf (and not on behalf of eXp), for purposes of rendering a “compensable service” (as such term is used in Title 24 of the Code of Federal Regulations Section 3500.14 (Prohibition against kickbacks and unearned fees)) to that home warranty company. For avoidance of doubt, a compensable service is not conditioned on the referral of business to that home warranty company; rather, it is services actually performed by an Agent. Any such contract as between a home warranty company and an Agent is not to reference eXp in any way. 2. No Review of Contract eXp will not review or render any opinion on the sufficiency of any contract to be entered into between a home warranty company and an Agent as it relates to the Agent’s performance of a “compensable service” for that home warranty company. 3. No Referral Fees No Agent may receive compensation (i.e., a referral fee) from a home warranty company if the basis for such compensation is the making of a referral of a prospective customer to a home warranty company. 4. Free to Receive Payment for Compensable Services eXp will not prohibit an Agent from receiving compensation directly from a home warranty company as a result of the Agent’s rendering of a compensable service for that home warranty company. eXp will not be a payment intermediary, i.e., we will not receive payment from a home warranty company and then forward that payment along to an Agent. 5. No Amendment to ABA Disclosure Form eXp will not amend its ABA Disclosure Form, or produce or authorize the production of any new eXp ABA Disclosure Form, to include references to any home warranty company with whom an Agent may be individually contracted.

eXp Realty Policies and Procedures Page 23 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES VIII. AGENT FEES A. Standard Fees Agent fees include each of those listed below (note - unused portions of any monthly fees previously paid will not be credited/prorated). For avoidance of doubt, an Agent shall not be assessed, more than once per Transaction, any Agent fees that are generated on a Transaction-by-Transaction basis (such as Transaction Review Fees, Risk Management Fees, and Capped Status Transaction Fees). ● Sign-Up Fee: $149*. This sum includes an Agent’s first month Cloud Brokerage Fee. (*NYC REBNY Agents shall pay a Sign-Up Fee of $199.) ● Cloud Brokerage Fee: $85* per month, includes access to all platforms. (*NYC REBNY Agents shall pay a Cloud Brokerage Fee of $165 per month.) ● Washington Workers Compensation Insurance: Agents whose primary state of licensure is Washington shall pay the workers portion of the Washington Workers’ Compensation Insurance premium as stated on each annual Rate Notice issued by the Washington State Department of Labor & Industries prior to the start of each calendar year. ● Transaction Review Fee: $25 per Transaction. All Transactions (as defined in the ICA) will include a Transaction Review Fee taken as a charge against the Contractor Dollar (defined below) and shall be deducted from all Transactions, excluding all referrals, Broker Price Opinions (“BPOs”), and leasing/rental commissions under $1,000 Gross Commission Income (defined below) to eXp. ● Risk Management Fee: $60 per Transaction. All Transactions will include a Risk Management Fee taken as a charge against the Contractor Dollar Amount and shall be deducted from all closings, excluding all referrals, BPOs, and leasing/rental commissions under $1,000 Gross Commission Income to eXp. The annual per eXp Agent cap on payment of Risk Management Fees for non-commercial Transactions is $750. Commercial Transactions do not have a Risk Management Fee cap. ● Capped Status Transaction Fee: Once an Agent has reached their annual Company Dollar Cap amount and is in a “Capped Status”, then that Agent shall pay a Capped Status Transaction Fee in an amount that is the lesser of the following: (a) 20% of GCI, or (b) $250 per Transaction. The Capped Status Transaction Fee shall be collected until $5,000 has been collected (per Capping Period), at which point the Capped Status Transaction Fee shall be collected at the reduced rate of $75 per Transaction for the remainder of that Agent’s Capping Period.

eXp Realty Policies and Procedures Page 24 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES This Capped Status Transaction Fee applies to each side of a Transaction closed by an Agent in a Capped Status, unless the Agent is in a “One eXp Agent, Two Transaction Sides” transaction (defined below), in which case the Agent is charged one Capped Status Transaction Fee per Transaction, not per Transaction side. The term “One eXp Agent, Two Transaction Sides” means a dual agency transaction in which one natural person represents a buyer and seller in the same transaction. For avoidance of doubt, if an Agent in a Capped Status is representing a seller, and another Agent in a Capped Status is representing a buyer, in the same Transaction, then the Agent that is representing the seller shall pay their 20% of GCI or $250 (if they have not already paid $5,000 in Capped Status Transaction Fees for that Capping Period), or $75 (if they have already paid $5,000 in Capped Status Transaction Fees for that Capping Period), and the Agent that is representing the buyer shall pay their 20% of GCI, $250, or $75 (as the case may be), for that Transaction. Revenue share will not be paid out on Transactions completed by Agents in a Capped Status. Capped Status Transaction Fees will be in addition to all other deductions and fees. The Minimum Company Dollar Rule (defined below) and the Capped Status Transaction Fee are separate from each other; when one applies, the other does not. The Minimum Company Dollar Rule applies when an Agent is not in a Capped Status, and the Capped Status Transaction Fee applies when an Agent is in a Capped Status. In situations where more than one Agent together represent either (or both) Transaction side(s) in any single Transaction, and because the Capped Status Transaction Fee is "per Transaction side" and not "per Agent," then the Capped Status Transaction Fees are always split between Agents on the same Transaction side in an amount equal to the proportionate percentage of the commission each Agent earns, as reflected in the applicable Disbursement Agreement. Example 1 (Two eXp Agents, One Transaction Side): If: ● Agent A and Agent B are both in a Capped Status; and ● Agent A has paid $1,000 and Agent B $2,500 in Capped Status Transaction Fees during their respective then-current Capping Periods; and ● Agent A and Agent B both represented the buyer in a sales Transaction; and ● GCI is $10,000 ● Agent A received 60% of the commission and Agent B received 40% of the commission. Then: ● The applicable Capped Status Transaction Fee for both Agent A and Agent B would be $250, because $250 is less than the amount that equals 20% of GCI (that is, $10,000 GCI x 20% = $2,000); and ● Agent A would pay $150 (60% of the $250) of the Capped Status Transaction Fee and

eXp Realty Policies and Procedures Page 25 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Agent B would pay $100 (40% of the $250) of the Capped Status Transaction Fee. Example 2 (Two eXp Agents, One Transaction Side): If: ● Same facts as Example 1, except that Agent A has paid $5,000 in Capped Status Transaction Fees during his/her then-current Capping Period Then: ● The $250 Capped Status Transaction Fee would then be reduced to $75 for Agent A because Agent A has paid a total of $5,000 in Capped Status Transaction Fees; and ● Agent A would pay $45 (60% of the $75) of the Capped Status Transaction Fee and Agent B would pay $100 (40% of the $250) of the Capped Status Transaction Fee In the example above, each Agent will pay the percentage of their respective Capped Status Transaction Fee amount, if any, if the Agents have different applicable Capped Status Transaction Fee amounts. B. Minimum Company Dollar Rule Subject to the below-referenced exemptions, eXp is to receive a minimum amount of Company Dollar on each closed purchase Transaction, and on each closed sale Transaction, involving an Agent who is not in a Capped Status. This is known as the “Minimum Company Dollar Rule.” The Minimum Company Dollar Rule shall be applied as follows: ● When the final, gross sales price of the subject property is greater than or equal to $83,333, then the amount of Company Dollar to be received by eXp shall be the greater of, (a) $500, or (b) an amount that is equal to twenty percent (20%) of the GCI. ● When the final, gross sales price of the subject property is less than $83,333, then the amount of Company Dollar to be received by eXp shall be an amount that is equal to twenty percent (20%) of the GCI. Each Agent has an obligation to act in good faith in his or her dealings with eXp. Therefore, and except as it pertains to exempted Personal Transactions, no Agent shall credit, reduce, or otherwise waive his or her rights to receive a real estate commission in amounts greater than thirty percent (30%) of the GCI, on any Transaction that is subject to the Minimum Company Dollar Rule, without first receiving their State Broker’s written approval. For avoidance of doubt, eXp does not mandate the amount of fees or percentages that an Agent charges clients. NOTE: The Minimum Company Dollar Rule applies to all purchase or sale Transactions, except as otherwise set forth in these P&Ps. The Minimum Company Dollar Rule and the Capped Status Transaction Fee are separate from each other; when one applies, the other does not. The Minimum Company Dollar Rule applies when an Agent is not in a Capped Status, and the Capped Status Transaction Fee applies when an Agent is in a Capped Status. For avoidance of doubt, the Minimum

eXp Realty Policies and Procedures Page 26 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Company Dollar Rule does not reduce or eliminate an Agent’s obligation to pay any other applicable per Transaction fee; an Agent’s obligation to pay all such fees remain in full force and effect. 1. Exemptions from the Minimum Company Dollar Rule: The following Transaction types are exempt from the Minimum Company Dollar Rule and will be paid out according to the Agent’s regular payment plan per the terms of the Agent’s ICA and in these eXp P&Ps: a) 3 Personal Transactions per Anniversary Year; b) REO/HUD Listings; c) Short Sales; d) Rental Transactions; e) Referral Transactions; f) BPO Transactions; and g) Such other Transactions as may be determined by eXp in its sole and absolute discretion on a case-by-case basis. C. Late Fees All amounts charged to the Agent from eXp for recurring payments, monthly Cloud Brokerage Fees, and/or paid for programs opted in, and any other fees charged or back-charged for reimbursement per written agreements and policies are due within 10 days from the date of billing. Any billing that remains unpaid more than 30 days past due shall be assessed a late fee in an amount that is the lesser of: (a) $25 or (b) the maximum amount allowed under state law. For avoidance of doubt, no unpaid invoice shall be assessed more than one late fee. If an Agent’s account reaches 90 days past due/delinquent, eXp may terminate this Agreement pursuant to the Termination clause in the ICA and any/all pending commission payments and/or revenue share payments shall be forfeited to the company. Each Agent shall pay eXp, in full, any past due fees and other amounts owing from that Agent upon demand, and any unpaid balances shall be subject to collections and/or formal legal proceedings. Additionally, if an Agent has elected to participate in the 2015 Agent Equity Program, the Agent’s participation will be temporarily suspended until eXp has been paid in full. D. eXp Right to Payment eXp has the irrevocable right to seek payment or reimbursement, as applicable, from each Agent, in connection with the Reimbursable Amounts. Payment or reimbursement of Reimbursable Amounts may be obtained by eXp, through any (or any combination) of the following methods: (i) offset against any fees, commissions, revenue sharing, other compensation, or any combination thereof, owed by eXp to an Agent; and (ii) using an Agent’s preferred payment method then on file with eXp.

eXp Realty Policies and Procedures Page 27 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES E. Agent Fees Non-Refundable All of the above referenced fees are non-refundable. Sales tax laws and regulations for each state determine whether a fee is subject to sales tax. If applicable, sales tax is applied as a separate line item on the Agent's statement. eXp reserves the right to adjust this fee schedule. For the avoidance of doubt, nothing in this section shall preclude eXp from having the ability to make any adjustments or corrections; any such adjustments or corrections shall not constitute a refund to Agent. IX. ACCOUNTING AND COMMISSIONS A. 1099 Agents will receive Form 1099 on or before January 31 of the calendar year following their earnings in compliance with requirements published by the Internal Revenue Service. Total earnings reported to Agents will include Agent commissions earned, revenue share earned, and stock issuances (ICON Agent Awards, stock awards, etc.). All information reported to the Internal Revenue Service is reported on a cash basis, thus all commissions reported are based on the calendar year in which the Agent was paid. For example, if a home closed for a client on December 30, but eXp did not receive final paperwork until January 2, and the Agent was paid on January 3, that transaction will be included on the next year’s Form 1099. Please consult a tax advisor for proper reporting of taxable income and deductions. Upon submitting an email request to ap@exprealty.com, Agents can receive a 1099 Report with the breakdown of earnings and fees paid within the period. Agents that are licensed in more than one state will be paid in accordance with the real estate licensing laws and rules of the most restrictive state in which that Agent is licensed. B. Commissions; Other Fees From Clients The Agent’s commission shall be made payable to the name or entity on file with the State Department of Licensing and the current W-9 on file with eXp. The name on file with the Department and the name on the W-9 must match in order for payment to be rendered by eXp to the Agent. If the Agent elects to be paid as a PC or PLLC, LLC or Agent corporation/company name, as allowed by state and federal law, the Agent must amend his/her W-9 to reflect the proper name and tax identification number of the entity and advise eXp of the same. Agents shall not be paid in the name of a PC or PLLC, LLC or Agent corporation/company name without complying with all State Department of Licensing rules and regulations as well as federal and state law. For the avoidance of doubt, if Agent elects to get paid under a PC or PLLC, LLC or Agent corporation/company, the entity must be both, (1) duly licensed, active, and in good standing with the State Department of Licensing, and (2) validly formed, existing, and in good standing with applicable state office or agency that administers the formation and maintenance of legal entities (such as a state’s Office of Secretary of State, Corporation Commissions, or such analogous office or agency). An Agent cannot transact real estate brokerage business, for payment, in a state in which an Agent is not licensed.

eXp Realty Policies and Procedures Page 28 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES All commissions, including but not limited to, retainers (that is, all fees, deposits, or other monies requested from a consumer that are to be used to retain the professional real estate services of an Agent), rental commissions, administrative fees, document storage fees, broker price opinions, and any additional fees charged to the consumer by the Agent (such as, for example, any Administrative Transaction Fee), shall be made payable to eXp and shall be subject to any applicable splits. At no time shall the Agent accept client payments made payable to themselves directly. All commissions and Agent-collected fees are subject to applicable Company Dollar and Contractor Dollar commission splits. Any agreement to share commissions between Agents within eXp shall be done so in writing. All agreements shall be uploaded and stored in eXp’s transaction management system. In the absence of a signed written agreement between Agents, eXp shall pay the entire Agent share of the commission to the Agent(s) whose name(s) appear on the transactional document between the principals (to be divided equally between those Agents if more than one and not otherwise specified). Except for team disputes, eXp will make the final determination regarding commission disputes between Agents licensed with eXp. All referrals between Agent and any other eXp-related agent must be documented on that eXp-approved Referral Agreement for use in the originating brokerage jurisdiction. For example, if an eXp Agent in Utah were to refer a client to an agent in Italy that is affiliated with eXp Italia S.r.l. (that is eXp’s affiliate operating in Italy), then that referral relationship must be memorialized in the form of Referral Agreement as used and approved by eXp in Utah. Conversely, if an agent affiliated with eXp Italia S.r.l. were to refer a client to an eXp Agent in Utah, then that referral relationship must be memorialized in the form of Referral Agreement as used and approved by eXp Italia S.r.l. An Agent may only receive payment related to a transaction if any one or more of the following apply: (1) they are designated on the transaction paperwork as the Agent representing a party to the transaction; or (2) they have a written referral document in eXp’s transaction management system; or (3) they have the appropriate team documents on file with eXp indicating, with specificity, when and in what amounts compensation to the Agent is to be made; or (4) with the prior express written consent of an attorney within eXp's Legal Operations Department or a Designated Managing Broker (“DMB”) (or higher) in eXp’s Brokerage Operations Department. This prohibition applies regardless of whether an Agent seeks to modify a general agreement concerning all transactions, an agreement concerning transactions within a specific category, or an agreement concerning a specific property. This prohibition extends to changes in commission an Agent would otherwise receive even for theoretical transactions that are not yet under contract. Any sales incentive, gift, and/or bonus received shall be paid to eXp. eXp treats bonuses, gifts and incentives as any other commissions and will pay the Agent based on the Agent's current split. C. Commission Advances Commission advances are not offered by eXp directly but may be obtained in accordance with the following procedures.

eXp Realty Policies and Procedures Page 29 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 1. All commission advances must be approved in writing by the State Broker in advance. 2. Prior to signing any commission advance agreement, the Agent must have the listing file (with an accepted purchase and sale contract) or the transaction file uploaded in eXp’s transaction management system, and it must have passed eXp’s approval process. 3. An Agent may only receive up to 70% of the net commission due to the Agent as a commission advance, or an amount less than $20,000, and up to $3,000 on active listing advances. (Note: Commission advance companies outside of the eXp preferred partners network may offer different amounts). Exceptions to this general rule may be made on a case by case basis in extenuating circumstances, as determined by eXp in its sole and absolute discretion. 4. Agents may receive multiple commission advances but the aggregate of all commission advances that an Agent may have outstanding at any one time shall not exceed $20,000. 5. A $100 service charge (“Service Charge”) will be added to: 1) any advances made from a commission advance company that is outside of the eXp preferred partners network; and 2) and UCC liens presented to eXp from a commission advance company seeking payment of any unpaid commission advance(s). D. Actions for Unpaid Commissions or Procuring Cause Claims A decision to proceed with legal action, mediation or arbitration against a party owing a commission to eXp will be made solely at the discretion of eXp. eXp shall not have any monetary obligations to the Agent or any other party, resulting from brokerage fees and/or commissions that are uncollected. Agents may obtain independent counsel as desired to pursue and/or defend their position during mediation or arbitration. eXp shall not supply counsel to pursue these items. Should the Agent be named in a mediation or arbitration as the respondent, eXp reserves the right to require that the total amount of the disputed commission is held by eXp until the mediation or arbitration results are received. Should eXp and the Agent not prevail, the Agent shall pay all commission amounts immediately to eXp. An Agent does not have the authority to reduce, defer or replace any portion of eXp’s splits or fees without the written consent of the State Broker, or eXp. E. Referrals Payments and Relocation Companies Referrals shall only be paid to licensed Agents in conjunction with all Department of Licensing rules and regulations. However, as it pertains to any international referrals concerning jurisdictions that do not require licensing, such referrals will be facilitated in accordance with that jurisdiction’s laws, rules, and regulations. All referrals between an Agent and any other non-eXp agent or brokerage must be in writing and uploaded into eXp’s transaction management system. All third-party referrals are subject to eXp split and eXp cap rules.

eXp Realty Policies and Procedures Page 30 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Outbound referral fees are taken off the top of a transaction and directed to the referral/relocation companies. F. Perceived Commission Discrepancies Agents shall have ninety (90) days following original disbursement of a commission to notify eXp’s Transaction Processing Team (via email only to commissiondispute@exprealty.net) of any perceived commission discrepancy resulting in a payment shortage to the Agent. eXp will evaluate the Agent’s notification and if eXp agrees that there has been a payment discrepancy at the Agent’s expense, eXp will correct such a discrepancy. However, if the Agent fails to timely notify eXp’s Transaction Processing Team of any such perceived commission discrepancy within the time and manner specified, then the subject commission payment amount will be deemed correct and final by eXp, and that amount, whatever it may be, will be used and relied upon by eXp for all purposes under the Agent’s ICA. For the avoidance of doubt, nothing in eXp’s P&Ps shall preclude eXp from reopening any matters or revisiting any files, at any time, in instances where there may have been any commission discrepancy resulting in a payment shortage to eXp (e.g., an overpayment to an Agent); eXp reserves all rights to seek immediate reimbursement from an Agent for such amounts in such instances. X.MARKETING AND ADVERTISING As a representative of eXp, Agents are expected to adhere to the highest standards of conduct and professionalism. This extends to all marketing and advertising activities including social media, digital, print and other forms of content used to communicate with potential clients and prospective Agents. A. Compliance with Laws, Guidelines, and Regulations 1. Agents are prohibited from posting inaccurate or misleading information in all of their content whether intended for clients or prospective Agents; Agents’ marketing, advertising and communication must be completely factual. 2. All marketing, advertising, and communication, whether for property listings, Agent Attraction, or general purposes, must adhere to all federal, state, and local laws and regulations (e.g., any REALTOR® Code of Ethics, fair housing, antitrust, license, copyright, etc.), including, when using any tools or communications provided by or on behalf of eXp. This includes broad-based mandates like the Telephone Consumer Protection Act (“TCPA”), including “do not call list” guidelines, the Telemarketing Sales Rules (“TSR”), the CAN-SPAM Act, Federal Trade Commission (“FTC”) rules, Securities and Exchange Commission (“SEC”) regulations, and state and national tortious interference laws, and their implementing rules and regulations (collectively, “Solicitation Laws”). For avoidance of doubt, eXp cannot and does not make any representations to Agents concerning the lawfulness of the content and/or manner of transmission of any communication or communication tools provided to Agents that may be provided or offered by eXp or any of eXp’s affiliated partners, any eXp provided lead generation

eXp Realty Policies and Procedures Page 31 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES vendors, or in or through any training classes or materials provided by or through any other Agent or eXp employee. Agents must consult their own legal counsel before using any eXp tools and/or communication. 3. Agents are solely responsible for the content of any and all communications and the means of communication (phone, fax, text, etc.) with any third parties, including customers, potential customers, leads or other individuals or entities, and Agents are solely responsible for complying with any laws, and payment of taxes and tariffs applicable in any way to an Agent's real estate practice and marketing or any other service offerings contemplated in an Agent's real estate practice. AGENT IS EXPRESSLY PROHIBITED FROM ENGAGING IN ANY COMMUNICATIONS VIOLATIVE OF THE SOLICITATION LAWS OR ANY SIMILAR FEDERAL, STATE, OR LOCAL LAW, RULE, OR REGULATION AS AN AGENT OF EXP, AND DOES NOT HAVE EXPRESS, IMPLIED, OR APPARENT AUTHORITY TO MAKE SUCH COMMUNICATIONS. If eXp becomes aware that it has received compensation from any transactions in which an Agent engaged in violative calls, eXp will return any such compensation and such a return shall be intended to constitute full rejection (as opposed to ratification) of such conduct. 4. Agents are responsible for ensuring that all advertisements are HUD and RESPA compliant. Furthermore, Agents must adhere to the standards of the REALTOR® Code of Ethics and the rules of Boards or MLSs. 5. Agents may not use the name, likeness, or reference to or of any other Agents in their own marketing materials without first obtaining the referenced-Agent’s prior written consent. B. eXp Brand Guidelines 1. Use of eXp logo and name are considered advertising and must be approved in advance. Please send your Agent-created content to your State Broker through their designated email address. 2. Agents must read and comply with the eXp Brand Guidelines, which can be found at join.exprealty.com/brand, for brand and logo usage. 3. eXp provides Agents with access to a vast library of pre-produced and pre-approved marketing and advertising content through the eXp Marketing Center which can be found at www.expmarketingcenter.com. Agents are encouraged to utilize this tool to the furthest extent possible. All content in eXp Marketing Center has been reviewed and approved by eXp’s Marketing, Agent Compliance, and Legal teams. Note: Any content used by Agents from eXp Marketing Center must also be reviewed and approved by the State Broker prior to publication to ensure compliance with state guidelines (see more about Review and Approval below). 4. Agents must properly brand their content to avoid leading viewers to believe that their website, social media profile, presentation, or other marketing content is official eXp marketing collateral. Agents must prominently identify themselves and provide their contact information on all content. Specific to websites, Agent’s name and/or team name, as well as eXp’s logo should be visible above the fold.

eXp Realty Policies and Procedures Page 32 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 5. Use of the letters or trademark “eXp” or “eXp Realty” in DBA, entity names, domain names, social media handles, channel names, and other social media is prohibited (e.g., @exprealtyjohn, @exprealtytx, etc.). 6. Agents may use a combination of their name or team name along with the phrase “eXp Realty”” to name pages on Facebook and other similar platforms (e.g., The John Doe Team – eXp Realty). 7. The use of the letters “eXp” or the name “eXp” in social media profiles or page names to claim a geographic area or specific location is prohibited (e.g., eXp of Bellingham, eXp Washington, etc.). C. Intellectual Property Rights eXp respects the valid intellectual property of others, and we fully expect our employees and Agents to do the same, in the same way we expect others to respect our intellectual property. Agents shall not infringe the intellectual property rights of others in the course of providing real estate agent services, including (a) avoiding the use of any trademarks that would in any way be confusingly similar to the senior trademarks of others, and (b) avoiding the use of any unlicensed images or other media of others. 1. Permission to Use eXp Trademarks a) In order to keep the eXp brand strong and enforceable, eXp is required to control its use and maintain consistency and quality associated with its use. As an Agent of eXp, in the course of promotion of real estate services, Agents may only use eXp trademarks (e.g., eXp, eXp, and/or the logos associated therewith), in a manner consistent with the eXp Brand Guidelines, which can be found at join.exprealty.com/brand. b) Moreover, Agents should not do anything that would damage or dilute the goodwill associated with eXp trademarks. To the extent eXp determines that an Agent’s use of an eXp trademark is, in any way, harmful to eXp, or its trademarks, the Agent will modify his/her use immediately after notice from eXp to conform to eXp’s standards. c) eXp may revoke any permission to display eXp trademarks if an Agent does not comply with the policies in this document. 2. eXp Trademark Usage a) Agents may only use eXp trademarks to promote their activities as Agents with eXp and not for any other purpose. Prohibited uses include using eXp trademarks to promote Agent-hosted events without obtaining permission from eXp. b) Agents may not use any eXp trademarks or branding content to sell products or services online or elsewhere, such as accessories, or apparel, etc., or to promote the products or services of others, unless eXp grants a written license to do so. c) Agents should use the eXp Realty logo, together with their team name and/or team logo, in their advertising and communication content to avoid confusion with official eXp

eXp Realty Policies and Procedures Page 33 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES created advertising and communication. d) Agents must not use the trademark eXp, EXP, or variations thereof, or any other eXp trademark, in any website domain, email address (other than provided by eXp), social media handle, or social media page. e) Agents may not use any eXp Commercial related trademark for any purposes unless they are also affiliated with eXp Commercial and subject to an eXp Commercial-specific Independent Contractor Agreement. Use of eXp Commercial-related trademarks shall be subject to those terms and conditions set forth within eXp Commercial U.S. Policies and Procedures, which, for the avoidance of doubt, is distinct and separate from the policies set forth within these eXp P&Ps. 3. Unlicensed Content and Trademarks a) Agents may not use unlicensed images or other unlicensed media (e.g., photos, videos, music, etc.) in promoting the Agent’s real estate services. b) All media used by the Agent, other than media owned by the Agent, must be acquired from a reputable licensor (e.g., reputable stock image supplier). c) Agents are prohibited from using trademarks or names in promoting their real estate services that are confusingly similar to the trademarks of others. To avoid such trademark conflicts, Agents shall not infringe the trademark rights of others in promoting their real estate services. D. Review and Approval All content used by Agents for marketing and advertising must be reviewed and approved prior to publication by the applicable State Broker, and by Regulatory Relations (where applicable). Agents can submit custom-created content for review and approval by following the Review and Approval Process set out below. E. Review and Approval Process 1. Agents shall perform a self-review of their custom-created content and make updates consistent with the eXp Brand Guidelines, which can be found at join.exprealty.com/brand. 2. Custom-created content must be submitted for review and approval via email to the applicable State Broker team. 3. The Agent Compliance team and applicable State Broker will receive the request and initiate the review process. 4. As soon as necessary reviews and approvals are completed (within two (2) business days for most submissions), the State Broker will notify the Agent of required changes or approval for publication.

eXp Realty Policies and Procedures Page 34 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 5. With final approval, Agents can freely use their custom content in their marketing and advertising efforts. F. Property-Related Advertising All property-related advertising including yard signs, flyers, door hangers, digital ads (web, social media, etc.) may not be published or placed until eXp has the executed listing agreement. 1. Yard Signs a) Signs must comply with all local, state and federal requirements. b) Signs used must be signs designed by or expressly approved by eXp. This includes sign riders, directional signs, sold signs, and other signs as needed to support the listing. Approval can be obtained through the review process outlined above. c) Most MLSs prohibit putting up a "For Sale" sign before entering the listing in the MLS. A listing must be reported when it is taken and when it is sold within certain limitations. Agents must follow the MLS rules and comply. Any fine that results due to a violation of this policy will be paid by the Agent and not the State Broker or eXp. 2. Flyers, Door Hangers, etc. a) Printed content must comply with all local, state and federal requirements. b) Review and approval of flyers, door hangers, etc. can be obtained through the review process outlined above. 3. Online Advertisements and Content a) Agents may post property-related content to their own websites, blogs, and social media profiles and pages provided. b) Agents may use paid or boosted advertisements through social media, search engines, or other online platforms for the purchase or sale of client property. c) Online advertising and content marketing must be approved by the State Broker or eXp prior to posting. G. General Advertising 1. In Any Medium Under no circumstances may an Agent hold themselves out to the public, or advertise in any medium (including, without limitation, in their email signature block, or when engaging in recruiting efforts), that they are an “owner agent” of eXp, even if the Agent owns one or more shares of stock in eXp World Holdings, Inc. For avoidance of doubt, the foregoing prohibition is entirely unrelated to, and distinct from, an Agent’s obligation to disclose and/or advertise that they are an “agent owner” of any real property that they maintain as a listing.

eXp Realty Policies and Procedures Page 35 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 2. Business Cards Unless the Agent has the express permission (through the official review process) on a design different from those provided by eXp, the Agent will use an eXp-approved design. Template designs are available to Agents in eXp Marketing Center. All Agent business cards will have the following identifying information on the cards: a) Brokerage name. b) Agent name as it appears on state licensing documents. c) Agent title. (1) Title may include any of the following where allowed: (a) REALTOR® (b) Real Estate Professional (c) Buyer's Agent (d) Listing Agent (2) Title may also list a professional designation as recognized by the National Association of REALTORS®. (a) CRS, ABR, SRS, RSPS, etc. (3) Agents cannot use a title that would reasonably lead someone to believe that the Agent is an employee of eXp or representing themself as an employee of eXp (e.g., Recruiter, Recruiting Manager, Vice President of Agent Attraction, Growth Leader) or any other such term or title that may cause confusion as to the Agent’s position with eXp. (4) Additional items which may be included on the front of business cards: (a) eXp provided alias email address (b) Agent’s direct phone number (c) eXp website or Agent’s careers site (d) Social media accounts such as LinkedIn, Facebook and/or Twitter (e) Personal business website or blog d) Business cards must adhere to all applicable state-specific requirements such as real estate license number(s), MLS number(s), font size, etc. 3. Social Media a) Agents must learn and abide by the terms of service of any social networks or online advertising platforms. b) Shareable social media content can be found at www.expmarketingcenter.com and on eXp’s respective social media channels, including those that are linked at www.expworldholdings.com/social. c) Agents may not use social media to compete with eXp or engage in conduct that could create a conflict of interest.

eXp Realty Policies and Procedures Page 36 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES d) Social media content that is discourteous, aggressive, defamatory, discriminatory, sexually explicit, offensive, or in any other way damaging to viewers is prohibited. (1) Attacks or harassment against protected classes based on race, religion, age, gender, familial status, sexual orientation, disability, national origin, veteran status, and/or genetic information are not allowed. (2) Agents are to avoid arguments and aggressive language on social media that could leave a negative view of eXp and/or impact the Agent’s business. (3) Agents shall demonstrate respect to other eXp Agents, staff, clients, and potential clients and Agents, by not using social media to make defamatory or negative comments about eXp or other persons affiliated with eXp (e.g., staff, customers, vendors, contractors, service providers, etc.). (4) Agents are responsible for their social media channels and content. Any violation of these policies can lead to sanctions, and up to termination. e) Agents must identify themselves clearly and avoid deceptive titles that would reasonably lead the public to believe the Agent is an employee of eXp (e.g., Director of Agent Attraction at eXp, CEO of Revenue Share at eXp, etc.) (1) Agents must identify themselves as Agents, sales representatives, brokers, etc. with eXp Realty, and in accordance with state guidelines. (2) If an Agent is using a title within their team structure, they should clearly state their position in the team, the team’s name, and include that the team is with “eXp Realty” (e.g., John Doe, Team Lead – Team Excellence, with eXp Realty). (3) Agents are prohibited from claiming they own or have rights to exclusively represent eXp for any given geographical territories via social media, websites, job ads, etc. (e.g., “John Doe – eXp Bellingham, Washington”). (4) Agents must adhere to state-specific rules and guidelines for profile and page names, as well as all other content on social media networks. f) Social media pages, profiles or handles that contain eXp branding and content may contain Agent team names if the Agent's team name has been appropriately registered with eXp and the state department of real estate where required. g) Shared statistics about eXp (Agent count, rankings, etc.) should be cited and verified with eXp before posting. h) Paid advertisements for Agent Attraction are not allowed through social media platforms or search engines. See the Agent Attraction section for more information. i) See something, say something. If an Agent sees something on social media that requires an official eXp response or violates the policies and procedures or ICA, they are encouraged to contact compliance@exprealty.net. The team will respond within two business days. 4. Websites a) Websites containing eXp brand or logo must have prominent above-the-fold co-branding

eXp Realty Policies and Procedures Page 37 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES for the Agent/Agent team and eXp. Users should be able to reasonably differentiate between Agent-created sites and official eXp sites. b) Domain names used for real estate or relating to eXp’s business may not use the trademark “eXp” or the letters “exp” in the domain name (e.g., expbellingham.com, expwashington.com, realestateeXperts.com, etc.). c) Agents are responsible for ensuring articles, blogs, downloadable files, and all online content are accurate and not misleading. d) If content (blog post, article, etc.) is hosted on a site other than the Agent’s, approval should be obtained through the Review and Approval process mentioned above. (1) Upon publication and distribution, Agents should monitor channels daily for the first week, then weekly thereafter for any false or defamatory comments. (2) Comments that are false or misleading should be removed or addressed through proper communication channels. e) Revenue share calculators and similar tools or applications are not allowed and should not be made available or published on Agent-Owned websites, or elsewhere. H. Promotional Discount Advertisements From time to time an Agent may decide to offer and advertise promotional discounts in order to generate additional listings for themselves. Any Agent that elects to offer and advertise such promotional discounts must ensure that such advertisements clearly and conspicuously state that the promotional discount is being offered exclusively by the Agent, and not by eXp, and approved as outlined above. I. Co-Marketing and Co-Listing Arrangements eXp does not prohibit Agents from engaging in co-marketing arrangements and/or co-listing arrangements, as between eXp, on the one hand, and a non-eXp brokerage firm, on the other hand, provided that any such arrangements conform with, and are not violative of, all applicable law, rules, and regulations. If Agents are interested in engaging in any such arrangements, they must first consult with their State Broker. J. Employment Ads and Job Postings Agents may not create employment ads or job postings for the sole purpose of attracting prospective Agents to grow their Revenue Share Group within the eXp Sustainable Revenue Share Plan. Advertisements for open positions may only be used to recruit prospective Agents to join a registered team in a salaried or shared commission position or to hire individuals for paid support positions. All employment ads or job postings must adhere to local laws and regulations, eXp policies, and National Association of REALTORS® advertising guidelines. The use of job websites, online classifieds, employment-related search engines, and paid advertisements for the purpose of posting a job or creating an employment ad is limited to the following criteria:

eXp Realty Policies and Procedures Page 38 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 1. Only teams (defined as one lead Agent or team leader and at least one or more licensed Agents working as a team member with a Team Agreement, as defined in the Teams section below) that have registered with and been approved by their state commission, State Broker, and by eXp’s Agent Transitions team may advertise for available Agent positions on their team. These are positions for Agents who will join a registered team (not to be confused with Revenue Share Group) participating in a predetermined commission split. 2. Any employment ad or job posting that results in direct affiliation with eXp (i.e., an Agent joining your team who also signs an ICA with eXp) must be reviewed and approved by the State Broker and by eXp’s Agent Compliance team prior to publication. The job description must also include the following disclaimer: “[TEAM NAME] is a team of licensees independently contracted with eXp. The position in this ad is not a listing for direct employment. The earning potential, perks, benefits, and access to systems listed within this description are contingent upon the applicant signing an Independent Contractor Agreement with eXp.” 3. Employment ads or job postings for support staff (scheduling coordinator, valuation specialist, transaction coordinator, etc.) must also be reviewed and approved by the Agent Compliance team via compliance@exprealty.net. Independent Contractors not affiliated with a team may also post jobs and employment ads to build their support staff. 4. An independent Agent who wishes to form a registered team may use job sites, online classifieds, or employment-related search engines to advertise for their first salaried position or Agent team member. The Agent should submit their intention to form a team and their advertisement to their State Broker and to eXp’s Agent Compliance team for review and approval prior to posting and indicate that it is an advertisement for the initial team member. 5. Agents shall not advertise under false pretenses and/or offer what appear to be positions of employment with eXp, eXp World Holdings, Inc., or any of its subsidiaries and/or advertise content which is otherwise misleading. Employment ads should include Agent team name and indication of affiliation with eXp (e.g., John Doe Real Estate Team – by, with, or of, eXp). 6. Job listings must not contain eXp branding, official images, logos, or other intellectual property with the exception of an eXp logo. Employment advertisements must not contain links to official eXp job listings or websites. 7. Income as an eXp Agent through commission or revenue share is not guaranteed and is based on productivity. Unless the position for which the Agent is hiring has a set base hourly rate or salary amount, then the amount listed in the wages or salary section of the employment ad must say “commission-based” or an equivalent. If platform rules do not allow a non-specific amount, Agents must select the lowest wage or salary amount allowed and provide information about earning potential within the body of the description. Job postings must follow platform guidelines for independent contractor, non-employee (1099) positions if there is no base wage or salary offer. K. Media Relations eXp has furnished Agents with the “Media Relations Guidelines and Best Practices” resource that they should read and understand before engaging with the media. This resource can be found at exprealty.com/publicrelations. Any additional questions or requests related to media relations should

eXp Realty Policies and Procedures Page 39 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES be sent to pressreleases@exprealty.com. All press releases mentioning eXp must be pre-approved prior to distribution and include the following language: “[insert name] is an independent contractor of eXp and this is not an official press release of eXp, its parent company eXp World Holdings, Inc., or any related subsidiary.” Once approved via the above email address, the press release cannot be modified without additional approval for the modifications. Please refer all media requests to talk about eXp, services, products, data, stock price, market expansion, etc. to pressreleases@exprealty.com. Media requests about the Agent’s opinion on the local market are acceptable. Agents should refrain from speaking directly about eXp or speculating on the stock price of eXp World Holdings, Inc. We discourage Agents from discussing national industry issues or local/national competitors. L. Content License And Model Release Provided By An Agent Unless otherwise expressly agreed upon in writing between eXp and Agent, to the extent an Agent provides to eXp or any of its affiliates or licensees (not to be confused with real estate licensees) (collectively, “eXp Licensees”), any photographs, images or content of any type created or otherwise owned by the Agent (collectively, “Agent Content”) including, without limitation, by uploading such Agent Content via any online network operated by an eXp Licensee, Agent retains ownership to such Agent Content but Agent hereby grants eXp Licensees a royalty-free, irrevocable, world-wide, perpetual, non-exclusive license to publicly display, distribute, reproduce and create derivative works of the Agent Content, in whole or in part, in any media, including on any eXp Licensee website, for any purpose, including advertising and promotion of eXp Licensee services and/or products. 1. Agent warrants and represents that Agent Content provided by Agent to eXp Licensees does not violate the intellectual property of others. eXp Licensees will not be required to pay any additional consideration or seek any additional approval in connection with using the Agent Content provided by Agent, and eXp Licensees retain exclusive and sole discretion as to whether to use such Agent Content or reject or remove such Agent Content from any online systems operated by any eXp Licensees. 2. Moreover, to the extent Agent provides to any eXp Licensees, or otherwise consents to allow eXp Licensees to receive and/or record any photographs and/or verbal statements of the Agent as a model, Agent hereby provides eXp Licensees with the irrevocable right to use Agent’s name (or any fictional name), likeness, picture, portrait, photograph, video, and voice in all forms and in all media and in all manner, without any restriction as to changes or alterations (including but not limited to composite or distorted representations or derivative works made in any medium) for advertising, trade, promotion, exhibition, or any other lawful purposes, and Agent waives any right to inspect or approve such photograph(s) or finished version(s) incorporating such photograph(s), including any written materials or other content that may be created and appear in connection therewith. Agent acknowledges and agrees that eXp may record any instances occurring within eXp World, and that all Agent avatars and/or voices are subject to recordation and subsequent use by eXp. For example, if you

eXp Realty Policies and Procedures Page 40 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES attend any eXp in-person events (as an Agent), and photographs are taken, those photographs may be used by eXp for any purposes; that is, eXp is free to use them in advertising, on social media sites, etc. The preceding is but one example, and is not intended to limit the license being granted to eXp. 3. Agent hereby waives all moral rights as to such photographs and releases and shall hold harmless eXp Licensees, and their assigns, licensees, successors in interest, agents, employees and representatives from any liability by virtue of any blurring, distortion, alteration, or use in composite form whether intentional or otherwise, that may occur or be produced in the taking of the photographs, or in any processing thereof. XI. REPRESENTATION ON REALTOR® ASSOCIATION AND MULTIPLE LISTING SERVICE BOARDS OF DIRECTORS A. Associations of REALTORS® Being elected to serve on a Board of Directors of a REALTORⓇ Association is both an honor and a privilege that also carries responsibilities. An Agent’s role on the Board of Directors, while earned by personal excellence, reflects upon eXp as their brokerage. In general, eXp leaves local Association business decisions in the Agent’s capable hands, however there are areas where eXp requests that the Agent consider the welfare of the brokerage as being the deciding factor in the vote. Specifically, if there are opportunities for either physical or data consolidation, eXp asks that the Agent strongly support them as being beneficial to the industry and to eXp as a national brokerage. From time to time, eXp will publish guidance as to our position on issues specific to the National Association of REALTORSⓇ or at the state or local levels. Please consider that guidance as being a recommended course of action when voting. If an Agent has any questions, please do not hesitate to contact the VP(s) of Brokerage Operations. B. Multiple Listing Services Agent access to their local/regional multiple listing service (“MLS”) is always via the broker participant; Agents cannot join an MLS without the broker first becoming a participant of the service. When serving on the Board of Directors of an MLS, eXp Agents and regional brokers will bear in mind that because we are a brokerage, not a franchise model, access to the MLS is conditional upon eXp’s approval. As a result, policy and business decisions regarding MLS on the national, state and local levels will conform precisely to stated eXp policies and positions. In the absence of a stated position, elected volunteers usually cannot go wrong by choosing consumer-friendly policies that enhance data collaboration, consolidation and the freedom of the broker to use MLS data in ways conforming to

eXp Realty Policies and Procedures Page 41 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES generally accepted practices on the internet. XII. EXP SUSTAINABLE REVENUE SHARE PLAN The eXp Sustainable Revenue Share Plan exists to provide a financial incentive to the Agents with eXp who have helped grow sales within the eXp family of real estate brokerage companies. The Revenue Share Plan aims to pay out 50% of Company Dollar (referred to as the Revenue Share Pool) to Agents who help eXp’s sales grow by attracting fellow agents to join its ranks. As defined in the ICA, Company Dollar is that dollar amount (typically equivalent to 20% of GCI) that eXp retains from commission earned on closed Transactions. The Revenue Share Plan guidelines are defined and explained below. A. Definitions Tier: The hierarchy of Agents that are sponsored in succession beginning with the Agent and each group of Agents thereafter, as follows: ● Agent. ● Tier 1: the group of eXp Agents sponsored by the Agent. ● Tier 2: the group of eXp Agents sponsored by Tier 1 eXp Agents. ● Tier 3: the group of eXp Agents sponsored by Tier 2 eXp Agents. ● Tier 4: the group of eXp Agents sponsored by Tier 3 eXp Agents. ● Tier 5: the group of eXp Agents sponsored by Tier 4 eXp Agents. ● Tier 6: the group of eXp Agents sponsored by Tier 5 eXp Agents. ● Tier 7: the group of eXp Agents sponsored by Tier 6 eXp Agents. Revenue Share Group: An Agent’s Revenue Share Group consists of the Agents he or she personally sponsors to join the sales ranks of eXp and those Agents sponsored thereafter as a result of that Agent’s original sponsorship(s). Qualifying Transaction: A Qualifying Transaction is either, (a) a purchase Transaction, sales Transaction, or (in the case of eXp Commercial) a business brokerage Transaction, that generates Company Dollar; or (b) BPOs, rental/lease Transactions, or referrals that respectively generate Gross Commission Income of at least $1,000. A Personal Transaction does not generate Company Dollar, and is therefore not a Qualifying Transaction. Revenue Share Pool: Fifty percent (50%) of Company Dollar generated on a Qualifying Transaction; used for calculation of revenue share payments. eXpansion Share: eXpansion Share is revenue share generated from the Revenue Share Pool received from Qualifying Transactions closed by an Agent’s Revenue Share Group, and that is paid out to the Agent in an amount that is based on the Tier group of Agent(s) who closed the

eXp Realty Policies and Procedures Page 42 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Transaction(s). See the Revenue Share Plan Chart (“Revenue Share Chart”) below for a breakdown of the amount of eXpansion Share paid for each Tier group. eXponential Share: eXponential Share is revenue share generated from the Revenue Share Pool received from Qualifying Transactions closed by an Agent’s Revenue Share Group, and that is paid out to the Agent in an amount that is based on the Tier group of Agent(s) who closed the Transaction(s). In order to unlock eXponential Share earning potential, the Agent must have the minimum number of Front-Line Qualifying Active agents (as defined below). See the Revenue Share Chart below for a breakdown of the amount of eXponential Share paid for each Tier. Front-Line Qualifying Active (“FLQA”): A Front-Line Qualifying Active agent is a licensed Agent who has been sponsored into eXp and that has been active and productive with eXp during the prior rolling six-month period by closing a minimum of $5,000 in Gross Commission Income. In order to unlock eXponential Share earning potential beyond Tier 1, an Agent must have the minimum number of Front-Line Qualifying Active agents in his or her Revenue Share Group. Revenue Share Eligible: For an Agent to remain eligible to collect revenue share (also referred to as “Revenue Share Eligibility”), the Agent must be in Good Standing. Initial FLQA Period: The Initial FLQA Period is a six (6) month period that begins at the moment that an Agent satisfies the Initial FLQA Period Productivity Requirement (defined below), during which time Agent will be classified as FLQA for his or her sponsor. Initial FLQA Period Productivity Requirement: A new Agent satisfies the Initial FLQA Period Productivity Requirement (also referred to as the “Productivity Requirement”) when he/she closes a minimum of $5,000 in Gross Commission Income during the prior six (6) month period. Vested: Subject to certain qualifications and conditions, as described below, an Agent that is Vested in the Revenue Share Plan may continue to receive benefits payable thereunder after Agent terminates his or her ICA or discontinues actively engaging in licensed real estate activities. Straw Agent: Straw Agents are Agents who are not engaged in the business of selling real estate or engaged in the process of attracting other productive agents to join eXp and help grow company sales.

eXp Realty Policies and Procedures Page 43 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES B. Revenue Share Explained As an eXp Agent encourages fellow active and productive agents to join the ranks of eXp and the eXp Agent is named as the sponsor of those new agents, the eXp Agent will begin earning the standard Tier 1, 17.50% of the Revenue Share Pool, revenue share amount on the Qualifying Transactions of the Agent’s Tier 1 group of eXp Agents. As the Agent’s Tier 1 group of Agents (Agent’s direct sponsored agents) become sponsors themselves of more new Agents, each new Agent added to the Agent’s Revenue Share Group can potentially expand and unlock the Agent’s ability to earn more revenue share in two different ways: 1) eXpansion Share; and 2) eXponential Share. Illustration: Agent directly sponsors 15 new eXp Agents (Tier 1 group), who in turn sponsor 25 more new eXp Agents (Tier 2), who in turn sponsor 40 more new eXp Agents (Tier 3), who in turn sponsor 30 more new eXp Agents (Tier 4). Of the Tier 1 group of eXp Agents, 10 are classified as FLQA which unlocks Tiers 2 & 3 of eXponential Share for the Agent. Agent will now earn: 1. 17.50% of the Revenue Share Pool in eXponential Share on all Qualifying Transactions of the 15 new eXp Agents (Tier 1 group); and 2. 1.0% in eXpansion Share + 19% in eXponential Share, for a total of 20% of the Revenue Share Pool on all Qualifying Transactions of the 25 new eXp Agents (Tier 2 group); and 3. 0.50% in eXpansion Share + 12% in eXponential Share, for a total of 12.50% of the Revenue Share Pool on all Qualifying Transactions of the 40 new eXp Agents (Tier 3 group); and 4. 0.50% of the Revenue Share Pool in eXpansion Share on all Qualifying Transactions of the 30 new eXp Agents (Tier 4 group).

eXp Realty Policies and Procedures Page 44 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES (Note: The above illustration does not factor in application of any adjustment bonus.) For all Company Dollar/Revenue Share Pool earned from Qualifying Transactions of each of the Agents in Agent’s Tier groups, the Agent will receive revenue share from each of those Qualifying Transactions as long as the eXp Agent that closed the Transaction is not in a Capped Status. This is because there is no Company Dollar/Revenue Share Pool retained from the Transactions of an Agent who is in a Capped Status from which revenue share can be paid out. The Revenue Share Plan pays out a percentage of the Revenue Share Pool per Qualifying Transaction of the Agent’s Revenue Share Group and pays on the 22nd day of the calendar month following the closing of the Qualifying Transactions by the Agent’s Revenue Share Group. If the 22nd day of the month falls on a weekend or bank holiday, then payment will be made on the business day prior. When an Agent who is not Vested leaves eXp, the position that the departing Agent held within other sponsors’ Revenue Share Groups immediately becomes an eXp position. The revenue share structure does not compress or roll up. The Revenue Share Plan is funded entirely by the percentage of the Company Dollar that eXp retains on closed Transactions. Therefore, no revenue share dollars are paid out on any Transaction where the Agent who consummated the Transaction was in Capped Status or where no Company Dollar is earned. C. Qualifications To Receive Revenue Share In order to be qualified to receive revenue share, both eXpansion Share and eXponential Share, an Agent must be Revenue Share Eligible on the date when a Qualifying Transaction closes, and the Agent’s license must be active and affiliated with eXp in every state that the Agent engages in activities requiring a real estate license. D. Manipulating Revenue Share Plan Prohibited Each Agent has an obligation to act in good faith in his or her dealings with eXp. Agents shall not attempt to manipulate the Revenue Share Plan. Examples of attempts to manipulate the Revenue Share Plan include, without limitation, each of the following: (1) engaging in the practice of sponsoring Straw Agents, and (2) adding any other Agent’s name(s) to transaction documentation who was not a true party to the transaction solely for the purpose of artificially qualifying that eXp Agent as an FLQA. eXp shall have the right and sole discretion to determine who is manipulating the Revenue Share Plan, and reserves the right to terminate Agents for such activities. eXp will also notify an Agent that it has released the licenses of any Agent(s) that it believes are Straw Agents and review the Agent’s recruiting practices with the Agent.

eXp Realty Policies and Procedures Page 45 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES If, after reviewing the recruiting practices with the Agent, the Agent continues to engage in, or appears to be engaged in, the practice of manipulating the Revenue Share Plan, the Agent may be restricted from sponsoring agents and/or released from eXp. E. Revenue Share Vesting Policy 1. Achieving Vested Status Except as otherwise provided elsewhere in these eXp P&Ps, to become vested in the Revenue Share Plan, an Agent must satisfy each of the following two conditions for not less than 36 consecutive calendar months (the “Vesting Period”): a) be in Good Standing; and b) be affiliated with eXp as a real estate licensee. 2. Maintaining Vested Status Once vested, an Agent shall remain vested in the Revenue Share Plan, subject to the following additional conditions: a) Within thirty (30) days from an Agent’s Offboard Date, if the Agent has achieved a vested status, as described above, the Agent must submit a request to eXp via email to revenueshare@exprealty.net to be recognized as a vested Agent. b) For eXpansion Share: An Agent shall maintain their vested status in the eXpansion Share earned under the Revenue Share Plan from and after their Offboard Date, provided that they maintain a real estate license that is active and in good standing, even if they affiliate with a competitor (as described in the Competitor Affiliation is Prohibited section in these P&Ps). c) For eXponential Share: An Agent shall maintain their vested status in the eXponential Share earned under the Revenue Share Plan from and after their Offboard Date, provided that (i) they maintain a real estate license that is active and in good standing, and (ii) they do not affiliate with a competitor (as described in the Competitor Affiliation is Prohibited section in these P&Ps). 3. Losing Vested Status Despite the statements in the “Maintaining Vested Status” section, above, eXp reserves the right, as determined in its sole discretion, to withdraw an Agent’s Vested Status if any of the following conditions are true: a) an Agent is convicted of a crime; b) an Agent commits or attempts to commit or admits to committing acts of moral turpitude or that are inconsistent with eXp’s core values; c) an Agent has engaged in legal action against eXp or acted in a manner that facilitates, or is in any way connected to, legal action against eXp; or d) an Agent has violated one or more obligations that survive the termination of their ICA.

eXp Realty Policies and Procedures Page 46 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 4. Discretionary Regaining of Vested Status upon Reaffiliation If a vested Agent offboards from eXp, and subsequently re-affiliates with eXp, regardless of whether reaffiliation occurs during or after the Agent’s Original Sponsor Window, then that Agent may, in eXp’s sole and absolute discretion, be restored to their original position in the Revenue Share Plan (and regain their vested status), subject to the following conditions: a) Agent re-affiliates under their original sponsor; and b) Agent did not lose their vested status for any of the reasons specified in Section 3 (Losing Vested Status), immediately above. For avoidance of doubt, Agent’s failure to satisfy the conditions of maintaining their vested status under Section 2 (Maintaining Vested Status), above, shall not adversely impact the potential restoration of Agent’s original position in the Revenue Share Plan. Agent will not be entitled to receive any “back payments”; Agent will only be entitled to receive payments arising from their original position in the Revenue Share Plan which are generated from and after Agent’s new Onboard Date. F. Agent Succession Policy An Agent may nominate a successor to his or her position in the eXp Sustainable Revenue Share Plan (collectively, an “Agent position” or “Agent’s position”) in the event of the Agent’s death or permanent incapacitation. Upon the death or permanent incapacity of an Agent, such Agent shall automatically be considered Vested in the Revenue Share Plan regardless of whether the Agent has met the requirements under the Revenue Share Vesting Policy. Nomination of a successor may only be accomplished by correctly completing the “Rev. Share Position” Successor Nomination Form (the “Successor Nomination Form”), which can be found at www.exprealty.com/successornomination, and submitting it to the Onboarding team (for newly joining agents) or the eXpert Care team (for existing agents), as applicable, within eXp prior to such Agent’s death or permanent incapacity. Any Successor Nomination Form(s) submitted to eXp that is/are not properly completed will not be accepted. Nomination of a successor(s) becomes effective once the Onboarding Team receives a correctly completed and signed copy of the Successor Nomination Form. Completed Successor Nomination Forms submitted by newly joining Agents shall be submitted together with the rest of their new agent documentation to the Onboarding team; all other Agents must submit their completed Successor Nomination Forms to the eXpert Care Team via email to expertcare@exprealty.net. Successor nomination(s) will only apply to the Agent’s position as identified by the Agent ID number provided in section 1 of the Successor Nomination Form. An Agent may nominate no more than one primary and one secondary successor at a time. A minor, trust, or entity cannot be nominated as a successor because the successor must be eligible to obtain and hold a valid real estate license. An Agent’s position may be transferred to the Agent’s secondary successor if no primary successor is living or able to accept the Agent’s position for any reason at the time of the Agent’s death or

eXp Realty Policies and Procedures Page 47 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES permanent incapacitation, or if the Agent’s primary successor is not approved by eXp. If both of the successors nominated by an Agent predecease the Agent then the Agent must change his or her successor nomination(s) or that Agent’s position will close upon that Agent’s death and no further successor nomination(s) will be accepted, with the exception of any surviving spouse that was not previously nominated. It is the sole responsibility of an Agent to change any nominated successors, except that, if the Agent was married and does not nominate a successor, or no nominated successor survives the Agent, the Agent’s spouse shall be deemed to be nominated as the Agent’s successor, provided that proof of marriage or a legally recognized union be provided to eXp upon request, and provided also that the Agent’s spouse meets all of the requirements to become an approved, succeeding Agent. In the event of divorce where a former spouse was a nominated successor to an Agent, such nomination will automatically lapse and will not be recognized by eXp unless a new nomination, dated after the divorce or termination, is submitted. An Agent can change his or her successor nomination(s) at any time by submitting one of the following to the eXpert Care Team at expertcare@exprealty.net: (i) a new Successor Nomination Form; or (ii) a letter of instruction to revoke the then current successor nomination(s) on file with eXp. The submitting Agent must sign and date the Successor Nomination Form or letter of instruction, as described immediately above, for his or her nomination change or revocation of nomination to be valid. A successor nomination may not be changed or revoked by will, codicil, trust, request made by email, telephone conversation, or any method other than by the Successor Nomination Form or letter of instruction, as described above. Before any nominated successor can be placed into another Agent’s position within eXp, the nominated successor must first be approved (through appointment) by eXp. eXp reserves the right, in its sole discretion, at any time and without prior notice, to decline to approve or accept any nominated successor for any or no reason. eXp shall not be required to approve the appointment of the nominated successor for an Agent that was not in Good Standing with eXp or for a nominated successor that is an existing Agent not in Good Standing. A nominated successor shall have a reasonable time, but in no event more than twelve (12) months from the date of Agent’s death or permanent incapacity, to become a licensed real estate professional and join eXp, which shall be determined by the nominated successor’s Onboard Date. All requests to exercise a successor’s nomination must be submitted to the Agent Compliance team via email to compliance@exprealty.net. Nomination as a successor does not create any legal right(s) to, legal interests in, or any guarantee of approval and appointment as a successor by eXp. Additionally, an Agent’s position is not a property right that can be transferred through a will, trust instrument, probate proceedings, guardianship/conservatorship proceedings, divorce proceedings, sale and/or assignment, and/or any other legal process. For avoidance of doubt, an Agent’s legal representative (under a will), trustee (under a trust), attorney in fact (under a power of attorney), guardian or conservator (under a guardianship/conservatorship), or a court of competent jurisdiction (in legal proceedings), cannot nominate (or appoint) an Agent’s successor; only an Agent can nominate his or her successor by

eXp Realty Policies and Procedures Page 48 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES completing and submitting the Successor Nomination Form to eXp and only eXp can approve an Agent’s nomination and appoint a successor to an Agent's position. An Agent’s position cannot be bought, sold, traded, or otherwise conveyed by an Agent; eXp reserves the right to deny approving and accepting the appointment of an Agent’s nominated successor if eXp, in its sole discretion, believes that an Agent's position is being bought, sold, traded, or otherwise conveyed. Any revenue share earnings that would otherwise become payable during the period of time beginning on the date of an Agent’s death or permanent incapacitation and the nominated successor’s Onboard Date (if the successor is not already an Agent), or appointment approval date (if the successor is already an Agent), shall accrue for a period not to exceed twelve (12) months following Agent’s death or permanent incapacitation. The accrued revenue share earnings shall be paid to Agent’s approved and appointed successor. If Agent’s nominated successor does not become approved and appointed on or before the twelve (12) month period, then all such accrued revenue share earnings shall lapse and will not be paid out to the Agent’s successor or held for payment at a later date. An Agent’s position may be transferred through Agent Succession in perpetuity. If an Agent holds more than one Agent position through Agent Succession, that Agent can only earn an ICON Agent Award on one Agent position. If an Agent holds more than one Agent position, that Agent may nominate different successor(s) to each Agent position that they hold. G. Modifications to the Revenue Share Plan The stated revenue share payout structure may be modified to allow eXp to better compete, attract and retain agents as well as to maintain a base level of profitability. The terms and conditions of this policy, or to the eXp Sustainable Revenue Share Plan, are subject to modification as and when determined by the Executive Management of eXp and/or the Board of Directors of eXp World Holdings, Inc., without notice to or approval from Agents. An explanation about revenue sharing calculations as well as other aspects of the Revenue Share Plan can be obtained by contacting eXp’s Revenue Share Support Team at revenueshare@exprealty.com. Notwithstanding anything to the contrary in the ICA or in eXp’s P&Ps, no modifications to the Revenue Share Plan will require eXp to provide notice of such modifications to Agents, or to obtain signatures from Agents, in order for such modifications to be binding against Agents. **In acknowledgment of certain contributions made to eXp’s growth and infrastructure, eXp reserves the right to designate certain managing brokers, executives and key personnel as being in Good Standing with eXp notwithstanding any discrepancies that may exist from time to time between their own personal production and the criteria set forth in the ICA and the eXp P&Ps. In addition, such personnel may be deemed to be in Good Standing even though no monthly Cloud Brokerage Fee is assessed against such personnel. XIII. AGENT ATTRACTION

eXp Realty Policies and Procedures Page 49 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Agents can influence prospective Agents not yet affiliated with an eXp brokerage firm to join eXp and leverage their efforts to earn Revenue Share. “Agent Attraction” is the process of engaging credible, ethical, and productive real estate professionals and inviting them to join eXp, or its commercial affiliate, eXp Commercial. The policies in this section are based on eXp’s core values and serve as a guide for Agents as they participate in ethical and successful Agent Attraction activities. All efforts related to Agent Attraction that violate any law, rule, or regulation on a national, state, and local level are prohibited. A. Sponsorship Interference Prohibited 1. Agents are prohibited from encouraging prospective Agents already engaged in the Agent Attraction process with another Agent to change their intended sponsorship declaration. 2. It is the responsibility of each Agent to discover if a prospective Agent is already engaged in the Agent Attraction process with another Agent and shall refer them back to their prior contact as a professional courtesy. 3. Each Agent is responsible to ensure that the recipients of their Agent Attraction communication are not currently eXp Agents. These types of solicitations and any other actions encouraging a change of sponsorship by a current Agent are considered to be interference and are prohibited. 4. Any effort to interfere with, coerce, or otherwise unethically convince a prospective or current Agent to change their intended sponsorship declaration (or current sponsor) is subject to corrective action up to and including termination of their affiliation with, and severance, from eXp. 5. Incentives may not be used as a means to persuade a prospective Agent to change their intended sponsorship declaration. This includes offering benefits outside of eXp business model such as cash, access to paid services, gifts, office space, guaranteed leads, the payment of monthly technology and registration costs with eXp, etc. 6. Disparaging fellow Agents in an effort to persuade a prospective Agent to change sponsorship or their intended sponsorship declaration is strictly prohibited. B. Income Claims Agents at eXp can generate income through three distinctive opportunities: Real Estate Commission, Equity Opportunities, and eXp Sustainable Revenue Share Plan. The discussion or presentation of these opportunities to prospective Agents are considered to be income claims and must be done so in accordance with the guidelines below. Income claims are statements or representations that depict earnings obtained by Agents as a result of participating in eXp opportunity. Such claims consist of direct statements, presentations, videos, social media posts, charts, and images that directly state or imply what earnings an individual Agent made or makes and what earnings a prospective Agent might be able to make with eXp. Income and earnings claims also include implied claims such as lifestyle representations. All claims related to earning income with eXp must adhere to the following guidelines:

eXp Realty Policies and Procedures Page 50 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 1. Income claims must be truthful, accurate, and not misleading in any way. 2. All claims related to earning income with eXp should set appropriate expectations for your audience by providing context including the time, work, and effort needed to obtain it. 3. Income claims must be accompanied by eXp’s income disclaimer statement that also includes a link to eXp’s U.S. average income disclosure chart. Agents shall place the following statement clearly and conspicuously in their content: “These figures are not a guarantee, representation or projection of earnings or profits you can or should expect. They also do not include expenses incurred by agents in operating their businesses. eXp makes no guarantee of financial success. Success with eXp results only from successful sales efforts, which require hard work, diligence, skill, persistence, competence, and leadership. Your success will depend upon how well you exercise these qualities. Visit www.exprealty.com/income for average agent earnings and additional information about earning opportunities with eXp.” 4. Agents shall use eXp-produced marketing materials to describe the ways to earn income with eXp. This content includes general program descriptions, detailed information, and hypothetical examples of earnings through the various income opportunities offered by eXp. Any Agent-created content including income claims and examples must be submitted for review and approval via email to the applicable State Broker team and to eXp’s Agent Compliance team through compliance@exprealty.net. 5. Agents may not use words and phrases such as “residual” or “passive” income, or in any other way imply that hard work and effort is not needed to earn income with eXp from commissions, equity or revenue share. 6. The creation and use of online revenue share calculators is strictly prohibited. C. Recruiting 1. Except as expressly provided by eXp, in writing, real estate licensees who hang their license with eXp are the only individuals authorized to present the eXp opportunity to prospective Agents. 2. Agents may employ the services of assistants (including licensed, unlicensed and virtual) to engage in limited Agent Attraction-related activities provided they adhere to these guidelines: a) Assistants may not actively recruit individuals or present eXp opportunity. b) Compensating individuals, in any manner, either directly or through affiliation, who are not real estate licensees affiliated with eXp, to recruit or attract agents to eXp is strictly prohibited. Agents shall not hire or engage any third parties for the purpose of engaging in recruitment or attraction activities on that Agent’s behalf. c) Assistants may set appointments for the Agent who employs them to present eXp opportunity to prospective Agents. d) Assistants must clearly identify the Agent or team they are representing, provide opt-out instructions, and present the Agents’ contact information to the prospective Agent they

eXp Realty Policies and Procedures Page 51 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES are communicating with. For example, if an assistant is engaged by a particular Agent and not by eXp (as a company), that assistant cannot say that they are calling on behalf of eXp; they may only say they are calling on behalf of the Agent on whose behalf they are engaged. e) The hiring of assistants whose responsibilities will include participation in the above Agent Attraction activities must comply with the policies found in these eXp P&Ps (respectively titled “Agent Assistants - Unlicensed,” and “Agent Assistants – Licensed”) that regulate the utilization of assistants. 3. The use of agents, hired agents, staff, recruitment companies or other similar third-party services to send unsolicited text messages, emails, place phone calls, etc. is not allowed in the Agent Attraction process. 4. Compensating individuals, in any manner, who are not real estate licensees affiliated with eXp, to recruit or attract agents to eXp is strictly prohibited. An Agent shall not hire or engage any third parties for the purpose of engaging in recruitment or attraction activities on such Agent’s behalf. 5. Agents may utilize prospective-agent prospect lead-generating services provided that the prospective-agent leads have given permission to be contacted and the initial contact with such leads is in compliance with the terms and services of platforms where the contact takes place and adheres to any applicable laws such as the Solicitation Laws. Lead-generating services and their representatives may not present the eXp opportunity. 6. Agents are prohibited from offering cash or stock incentives as a means to recruit prospective Agents. However, Agents may offer to help cover some de minimis transition (trivial or minor) expenses such as, new signs, business cards, etc. 7. Unless expressly authorized by eXp’s Agent Compliance Group, in writing, Agent-created content that includes comparative advertising of eXp to a competing real estate brokerage is prohibited. D. Sponsorship 1. Definition and Responsibilities The eXp Sustainable Revenue Share Plan is a way for eXp to say “thank you” to Agents who attract serious and productive professionals who fit culturally with eXp and its core values. Once a joining Agent selects a sponsor and joins eXp, their sponsor enters into a financial relationship with eXp where eXp pays a percentage of Company Dollar to that individual in the form of revenue share. If the sponsor leaves eXp, that financial relationship is severed and their position in the Revenue Share Plan reverts to eXp. It is the right of a prospective Agent to identify and select the individual they choose to name as their sponsor. The sponsor is the Agent who a joining Agent identifies as the person who most influenced them to join eXp. This declaration is made during the process of completing the ICA. An Agent’s sole requirement to qualify as a sponsor is selection by the joining Agent as the individual who most influenced them to join eXp. The role of sponsor is distinctive from other roles like a mentor, coach, or team leader. In some cases, these roles are

eXp Realty Policies and Procedures Page 52 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES assumed by the same person, but they are not mandatory for a sponsor. 2. Change Requests In order to maintain the integrity of eXp Sustainable Revenue Share Plan, eXp may only grant changes in sponsorship in very limited situations. Changes in sponsorship are only permitted under very extraordinary conditions that meet one or more of the criteria below. Except in situations with extenuating circumstances as determined by eXp, sponsorship change requests must be submitted to eXp via email at compliance@exprealty.net within thirty (30) business days of the Onboard Date of the Agent requesting the sponsorship change. Sponsorship change request criteria: a) Errors (1) Clerical, administrative, or system errors on the part of eXp. (2) Misidentification of sponsoring Agent by eXp or joining Agent (e.g., John Smith as opposed to Jon Smith). (3) Omission of sponsor name during the enrollment process (if requested by eXp, in its sole discretion, Agent may be required to provide evidence of prior relationship with the requested sponsor and their attraction efforts). (4) Sponsor change requests within the same Revenue Share Group in cases where the Agent has misidentified sponsor as the upline/team leader (requires written approval from the current sponsor). b) Misconduct (1) Misleading or fraudulent attraction efforts where a prospective Agent is led to believe they are signing up under a specific individual, but the listed sponsor is another Agent not previously discussed or disclosed to the prospective Agent. (2) Sponsorship change based on improper enrollment of the prospective Agent without their authorization or signing up a prospective Agent without disclosing eXp as the brokerage. c) Brokerage Migration (1) In situations where an independent brokerage moves to eXp and the joining Agent had previously been with eXp and is still within the Original Sponsor Window (as such term is defined in the ICA), eXp will allow the joining Agent to select a new sponsor under the joining team. Agents wishing to leave eXp in order to change their selected sponsor must remove their license from eXp and allow the Original Sponsor Window to expire before they can rejoin under a different sponsor. If the Agent returns before expiration of the Original Sponsor Window, the Agent must name their original sponsor. Sponsorship changes outside of the preceding criteria will only be made at eXp’s discretion. All other sponsorship selections, placements, and decisions are considered irrevocable.

eXp Realty Policies and Procedures Page 53 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES 3. Cross-Border Sponsorship Cross-border sponsorship under the Revenue Share Plan may be subject to different rules than those set forth in these eXp P&Ps, which differing rules are enforceable in eXp’s discretion. E. Agent Prospects, Contacts, and Leads Agents shall not engage in the unlawful recruitment of prospective Agents, including, but not limited to, intentionally and knowingly encouraging or facilitating a franchise broker/owner to (i) abandon their franchise prior to the expiration term in the franchise agreement or (ii) otherwise breach their franchise agreement to affiliate with eXp. Any violation of state or national law during Agent Attraction activities is, at eXp’s exclusive election, grounds for termination of an Agent’s ICA with eXp or exclusion from participation in eXp’s Sustainable Revenue Share Plan. Agent Attraction contacts and leads must be sourced and managed appropriately in accordance with the following guidelines: 1. Agent is responsible to verify that Agent prospect contacts and leads are not currently Agents who are licensed with eXp. “Blind” attraction efforts between existing Agents may constitute interference and are strictly prohibited. 2. Agents are prohibited from harvesting prospective Agent contact information from databases such as the MLS, Boards, or other sources in order to broadcast attraction-related information to large groups through mass emailing, robo-dialers, text messages, mailers (flier), online messenger, or other channels. 3. Leads and contacts obtained from third-party services or other forms of recruiting assistance must be verified by the Agent as having given permission to be contacted regarding eXp opportunity. It is the sole responsibility of the Agent to certify this information. 4. Prospective Agent contacts must knowingly opt-in to receive information regarding eXp opportunity and must be provided with easily-accessible means to opt-out of future solicitations related to Agent Attraction. Agents must honor opt-out requests promptly and cease further contact. Outreach must be performed in accordance with the Solicitation Laws, and all other applicable federal, state and local guidelines, and their implementing rules and regulations. Transmitting unsolicited voice and text messages (as well as other forms of communication) is heavily restricted and regulated under the Solicitation Laws and other federal laws and regulations as well as various state and local jurisdictions’ laws and regulations. Each Agent should consult their legal advisor to ensure compliance with the Solicitation Laws. 5. Agents shall not engage in the unlawful recruitment of prospective Agents, including, but not limited to, intentionally and knowingly encouraging or facilitating a franchise broker/owner to (i) abandon their franchise prior to the expiration term in the franchise agreement or (ii) otherwise breach their franchise agreement to affiliate with eXp. Any violation of state or national law during Agent Attraction activities is, at eXp’s exclusive election, grounds for termination of an Agent’s ICA with eXp or exclusion from participation in eXp’s Sustainable

eXp Realty Policies and Procedures Page 54 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Revenue Share Plan. F. Attraction Marketing and Communication 1. All content (both offline and online) related to Agent Attraction must adhere to the guidelines and approval process found in the Marketing And Advertising section of these eXp P&Ps. 2. Any communication for the purpose of Agent Attraction (whether solicited or unsolicited) through email, telephone, text message, social media, messenger, etc. must be done so in adherence with national, state, and local laws that regulate communication including, but not limited to, the Solicitation Laws. 3. Social Media a) Paid ads for the purpose of Agent Attraction through social media, search engines or other online advertising platforms are prohibited. b) Agents are encouraged to leverage their social media networks and execute their own organic social media campaigns to share eXp opportunity. c) Accurate and truthful representation in professional profiles, whether online or otherwise, is required. Agents must avoid using titles which would reasonably lead someone to believe that they are an employee of eXp or representing themselves as an employee of eXp. 4. In-person and online meetings must be advertised and conducted in accordance with our core values of transparency and integrity. Agents must deliver on advertised content and avoid “bait and switch” tactics to entice attendees to join an Agent Attraction event. a) “Lunch and Learns”, webinars, conference calls, and other similar opportunities must be advertised and executed in such a way that prospective Agents do not feel deceived or misled in any way. If Agents host such events the intent to share eXp opportunity must be clearly stated in all communications advertising for the event. b) Paid ads for Agent Attraction are not allowed. Therefore, any event with the intention of Agent Attraction may not be advertised through paid means. These types of events may be shared organically through social media, through opted-in email lists, etc. c) If an Agent event provides education or training on a real estate-related topic (not Agent Attraction), you may advertise (paid and non-paid) for this event. At the conclusion of an Agent-hosted event you may let attendees know that you will be taking a short break allowing them to leave. If they choose to stay, you may then engage those who remain in the Agent Attraction process after a clear break has been taken from your original presentation. The intention and spirit of this provision is that an Agent cannot advertise for an attraction event; consequently, Agent cannot “bait and switch” by advertising for an education or training event on a real estate-related topic, provide token coverage of that topic, and use the balance of that event to engage in the attraction process.

eXp Realty Policies and Procedures Page 55 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES G. Reporting Agent Attraction Violations It is at eXp’s sole discretion to determine if a practice not mentioned in the policies above is aligned with its culture and core values. eXp reserves the right to ask Agents to discontinue any Agent Attraction practice that it deems to be in conflict with these policies and procedures and eXp’s core values. Agents must abide by the articles set forth in the National Association of REALTORSⓇ Code of Ethics, eXp’s Core Values, and these eXp P&Ps. Agents must always represent eXp and its business model with the highest degree of accuracy, integrity, and professionalism. Agent Attraction and participation in the revenue share plan is a privilege and not a right. Any violation of these guidelines must be reported to the Agent Compliance team by email at compliance@exprealty.net. H. Stock Solicitations Prohibited As a business having a parent corporation with publicly traded common stock, eXp is subject to requirements relating to the substance and manner of public communication. Federal securities laws generally require that, in the absence of an exemption, offers to buy stock, and solicitations regarding stock, need to be preceded by a filed registration statement relating to the offer. All Agents of eXp shall follow the guidelines below (in addition to the eXp World Holdings, Inc. Insider Trading Policy, also below) for the protection of eXp and those affiliated with it. Failure to adhere to these guidelines will result in immediate release from eXp. 1. All directors, officers, employees and Agents are subject to SEC Insider Trading regulations which include the obligation not to disseminate confidential information of eXp. 2. Agents cannot solicit interest in, or encourage others to buy eXp World Holdings, Inc.'s stock, or promote eXp World Holdings, Inc.’s stock or stock’s growth as the basis for encouraging others to join eXp, unless expressly authorized by eXp World Holdings, Inc. and pursuant to applicable securities laws. 3. Agents should only discuss the equity program or similar stock incentives according to official eXp literature. 4. Agents may not post their equity account balances on social media whether it is in the form of a screenshot, a graphic, or in a text description. This prohibition also extends to inclusion in presentations, videos, and other content that is used for Agent Attraction. 5. Agents must adhere to all guidelines found in the Income Claims section of the eXp P&Ps when discussing, presenting, or sharing their participation in the equity opportunities with eXp both in public and private conversations (including social media). Agents are encouraged to direct potential Agents to eXp approved resources or publicly available information.

eXp Realty Policies and Procedures Page 56 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES I. Event Sponsorship Requests from Vendors From time to time, opportunities may arise for vendors to sponsor local events for eXp (for example, and without limitation, eXp Regional Rallies events). Individuals that are not eXp Agents may or may not attend such local events. By contrast, EXPCON events are not “local” events for purposes of this section of this eXp P&Ps. If Agent learns of a vendor that desires to sponsor a local event for eXp (hereinafter, a “Potential Local Sponsor”), the Agent will submit a sponsorship request to eXp’s Brokerage Operations department (through one of its COE Directors) at least two weeks prior to the event. eXp reserves all rights to refuse such sponsorship by a Potential Local Sponsor for any reason. At NO time is the Agent to handle the funds without written approval from eXp’s Brokerage Operations department (through one of its COE Directors). If the Potential Local Sponsor is not a participant in eXp Solutions (formerly referred to as Affiliated Services, and Preferred Partners), eXp will not advertise or otherwise promote Potential Local Sponsor in eXp World, on eXp’s Workplace from Facebook application, in eXp’s newsletters, or in eXp-generated emails; however, an acknowledgement of the Potential Local Sponsor’s sponsorship (in the form of a “thank you”) may be made on eXp’s Workplace from Facebook application, in eXp’s newsletters, and in eXp-generated emails. XIV.COMPANY TOOLS AND INFORMATION A. eXp Communication and Training Platforms Through Workplace, eXp Enterprise and eXp World, eXp provides best practices in different parts of the business. It is the responsibility of the Agent to stay up to date on the latest policies and procedures, as well as the latest best practices relative to working with any tools and services eXp has deployed or is being recommended for Agents to use. 1. Agents shall not give out usernames or passwords or any other access to any internal or eXp provided third party system. 2. Agents may not share any recorded video (e.g., event instances in eXp World, sessions from eXp Shareholders Summit, sessions from eXpCON, etc.) intended for internal use by eXp without receiving written approval from eXp. 3. When hosting a session in eXp World, Agents may record the session but only with the consent of the attendees. 4. Distribution of recorded or captured content through websites and social media (e.g., Facebook, LinkedIn, YouTube, etc.) is not allowed without eXp’s written consent. 5. eXp reserves the right to limit the use of any video content to the extent eXp determines in its sole discretion that the video content does not contain accurate information about eXp or does not accurately represent eXp’s desired image or brand.

eXp Realty Policies and Procedures Page 57 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES B. Workplace Workplace is an invaluable tool that eXp and its Agents use to communicate, interact, and share information with each other. This internal network empowers all users to practice eXp’s Core Values of Community and Collaboration. In order to maintain the integrity and usefulness of the network, Agents must abide by the following guidelines as they use Workplace in their daily work. 1. User Guidelines for Agents a) Content that is discourteous, aggressive, defamatory, discriminatory, sexually explicit, offensive, or in any other way damaging to Workplace users is prohibited. Content of this nature will be deleted by eXp’s Workplace administrators. b) Disparagement of fellow Agents, eXp staff, eXp leadership, or competitors is not allowed. c) Using Workplace to self-promote and to promote merchandise, products, and paid services is permitted only in the eXp Marketplace closed group. Agents can access this group by clicking here. All other solicitations are prohibited. Posts in violation of this policy will be deleted. Repeated violations of this policy may result in disciplinary action up to removal from eXp. d) Using Workplace Chat to message, “cold call”, or make any kind of solicitation to other users without their consent is not permitted. 2. Group Guidelines for Agents Workplace groups encourage and enhance cross-team collaboration, provide a place to give feedback and speed up decision making. Agents may join or create groups. Group creation must adhere to all of these guidelines: a) Agents must make sure the group doesn’t already exist; b) The title of the group should not have “eXp” in the title as that is used for official company-monitored groups. All official groups will display the designation of “official group” and are marked with a green Workplace shield icon; c) The group should be for discussion, project, or general interest; d) Groups should not create the expectation that eXp support will be provided; e) Ensure that your group aligns with eXp Core Values; and f) Adding users to groups without their consent is not allowed. Any group or content deemed to be misleading or inappropriate will be removed by eXp’s Workplace administrators. eXp reserves the right to remove or assign admins to any group it deems necessary. C. eXp World Even though eXp World is a virtual work environment it should be treated as a professional place of

eXp Realty Policies and Procedures Page 58 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES business. Appropriate workplace etiquette must be observed including the personal conduct and behavior of all users. Agents shall adhere to eXp’s Code of Conduct, Core Values, and avoid any actions or content that are argumentative, discourteous, or otherwise unprofessional while in eXp World. Agents should also become familiar with the platforms’ Terms of Service and Privacy Policy found at https://learn.framevr.io/tos-privacy-policy. Failure to adhere to these guidelines could result in disciplinary action. D. eXp Email for Agents eXp provides to each Agent an eXp email alias, also known as a forwarding or alternate email address, that is configured to forward to the personally owned and controlled email address an Agent provides to eXp for purposes of conducting eXp business. eXp email aliases do not have a mailbox of their own, and instead only forward all incoming emails to an Agent’s personal email address. Email aliases may be delivered by various providers from time-to-time as requirements and costs dictate. eXp email aliases enable forwarding to other email addresses and systems. eXp does not and cannot access Agent personal email accounts and only receives logs of forwarding activity related to each eXp provided email alias. eXp provided email aliases are not configured for sending email from the provided email alias, Agents are responsible for that configuration. Agents are responsible for ensuring their respective eXp email alias forwards incoming email to their correct email account, so that important communication from eXp, their State Broker, and/or actual or prospective clients is not missed. For avoidance of doubt, eXp employees use eXp provided email accounts using the “@exprealty.net” email domain to communicate with Agents and other eXp employees, and to conduct eXp business, as opposed to Agents’ eXp email aliases which use the “@exprealty.com” email domain. Agents are strongly encouraged to use email security best practices to protect their email accounts from unauthorized access and avoid wire fraud attempts. Agents are also strongly encouraged to use the Wire Fraud Email Notice Template provided by the National Association of Realtors® at https://www.nar.realtor/law-and-ethics/wire-fraud-email-notice-template. XV. ICON AGENT AWARD The ICON Agent Award is aimed at attracting and incentivizing top Agents into eXp. The ICON Agent Award provides each qualified “ICON” with publicly traded eXp World Holdings, Inc. common stock upon the achievement of certain production and cultural goals within an Agent’s Anniversary Year. The ICON Agent Award Program is subject to approval by the Board of Directors each year. Full qualification details can be found by visiting the ICON Agent Award webpage at join.exprealty.com/icon-agent-award. An Agent is not eligible to receive an ICON Agent Award (or receive ICON status), unless the Agent is in Good Standing with eXp.

eXp Realty Policies and Procedures Page 59 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES XVI.EXP MENTOR PROGRAM Generally, if an Agent has not completed three purchase Transactions or sale Transactions (or any combination thereof) within the twelve (12) month period immediately preceding the Agent’s Onboard Date (collectively, the “Mentor Program Requirements”), the Agent will be required to participate in the eXp Mentor Program, as a mentee, upon transfer of their license to eXp. In that event, Agent will be required to enter into the eXp Mentor Program Addendum to ICA, the form of which will vary depending upon the state in which the Agent is licensed. Notwithstanding the preceding, eXp reserves the right to require an Agent to participate in the eXp Mentor Program, as determined in its sole discretion. eXp reserve the right to require any Agent to reenroll in the eXp Mentor Program as may be required by applicable law. If an Agent enrolled in the eXp Mentor Program has not been assigned a mentor, then that Agent’s mentor shall be that Agent’s State Broker. eXp may share the mentee’s personal contact information with other Agents that provide assistance in the eXp Mentor Program. XVII. EXPRESSOFFERS INVESTOR REFERRAL FEE Agents desiring to participate in eXp’s ExpressOffers program and generate additional referral fees by referring investors to eXp must first complete the ExpressOffers training and enter into the ExpressOffers Investor Referral Addendum to Independent Contractor Agreement. XVIII. MULTI-GLOBAL LICENSE PROGRAM A. Background The eXp World Holdings, Inc. family of real estate brokerage companies is comprised of the following brands: eXp® Realty and eXp® Commercial. Each brand conducts its own in-country operations through specific brokerage companies that are licensed or registered to engage in the real estate brokerage business in their particular jurisdiction (whether country, state, province, region, etc.) (each, an “eXp Brokerage”). Except as it pertains to the brokerage companies operating under the eXp® Realty (USA) brand, and eXp® Commercial (USA) brand, respectively, each eXp Brokerage operating outside of the United States maintains its own form of Independent Contractor Agreement that is to be used by any individual desiring to affiliate with that eXp Brokerage, in that jurisdiction, for the purpose of engaging in real estate brokerage activities on that eXp Brokerage’s behalf in that jurisdiction. B. Multi-Country Affiliation (Generally) The “Multi-Global License Program” is applicable in instances where an Agent desires to affiliate with

eXp Realty Policies and Procedures Page 60 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES two or more eXp Brokerages, each in a different country (e.g., with eXp Commercial, LLC in Arizona, and with eXp Italia S.r.l. in Italy). The Multi-Global License Program is not applicable in instances where Agents that are or desire to become affiliated, (1) with two or more eXp Brokerages within the same brand and operating within the same country (e.g., with eXp Realty, LLC in Arizona, and with eXp Realty of California, Inc. DBA “eXp Realty” in California), or (2) with two or more eXp Brokerages across different brands and operating within the same country (e.g., with eXp Commercial, LLC in Arizona, and with eXp Realty of California, Inc. DBA “eXp Realty” in California). C. Agents’ Additional Affiliation Under our Multi-Global License Program, Agents are permitted to affiliate with any eXp Brokerages, provided that, (1) the eXp Brokerages are in different countries, and (2) the Agent satisfies all of the terms, conditions, and requirements of each such eXp Brokerage. By affiliating across national borders with more than one eXp Brokerage, an Agent automatically becomes subject to all of the terms and conditions of the Multi-Global License Program. D. Agents’ Independent Obligations All Agents participating in the Multi-Global License Program shall abide by all monetary, policy, and contractual obligations imposed upon them by each eXp Brokerage with whom they are affiliated. An Agent’s affiliation with more than one eXp Brokerage will not excuse that Agent from any of his or her payment or performance obligations to any other eXp Brokerage with whom the Agent is affiliated. Agents’ payment and performance obligations to each eXp Brokerage are distinct obligations. So, for example (and without limitation), Agents will have to pay all fees imposed upon them by each eXp Brokerage with whom they are affiliated; Agents will have to honor all policies and procedures applicable to each eXp Brokerage with whom they are affiliated; and Agents will have to honor the terms and conditions of each Independent Contractor Agreement to which they are a party. E. “Capped Status” Matters All matters concerning achieving a “Capped Status,” as applied by each eXp Brokerage with whom an Agent is affiliated, shall co-exist and apply independently. An Agent’s Company Dollar Cap, Capping Period, Cap Reset Date, and Anniversary Year, will be applied separately as between each eXp Brokerage with whom the Agent is affiliated. This means, for example, that if an Agent is affiliated with two eXp Brokerages, that Agent can (and likely will) have two different Cap Reset Dates, Capping Periods, and/or achieve a Capped Status at two different times (if at all), and so on. In addition, Company Dollar earned and collected from an Agent by any eXp Brokerage with whom that Agent is affiliated will not be aggregated with Company Dollar earned and collected from the Agent by any other eXp Brokerage with whom that Agent is affiliated (for the purpose of determining whether the Agent is considered to be in a Capped Status in any country). For example, assume that an Agent is affiliated with two eXp Brokerages, namely eXp Realty, LLC (in the USA) and eXp Italia S.r.l. (in Italy). If the Agent has satisfied all of the requirements to reach a Capped Status under eXp Italia S.r.l., then the Agent shall be considered to be in a Capped Status with respect to only eXp Italia S.r.l., and not with respect to eXp Realty, LLC. Company Dollar collected by eXp Realty, LLC (in the USA) will not be combined with any Company Dollar collected by eXp Italia S.r.l. for the purpose of determining

eXp Realty Policies and Procedures Page 61 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES whether that Agent is to be considered in Capped Status at eXp Italia S.r.l. F. Icon Agent Awards All matters concerning ICON Agent Awards, as applied by each eXp Brokerage with whom an Agent is affiliated, shall co-exist and apply independently. Agents can earn an ICON Agent Award in each country where an Agent is affiliated with an eXp Brokerage, according to each such eXp Brokerage’s own rules. However, earning an ICON Agent Award in one eXp Brokerage does not mean that an Agent has or will earn an ICON Agent Award in any other eXp Brokerage. G. Sponsor; FLQA; Initial FLQA Period Agents cannot have more than one Sponsor at any given time when associated with any eXp Brokerage (i.e., Agents can only have one Sponsor, regardless of how many eXp Brokerages they are affiliated with). Agents shall only be considered an FLQA once, at any given time, for their Sponsor. The Initial FLQA Period shall only apply one time, and with respect to that particular eXp Brokerage with whom an Agent first satisfies the applicable FLQA requirements. We have no obligation to notify any Sponsor that an Agent sponsored by that Sponsor, is a participant in the Multi-Global License Program. XIX. LEGAL, INSURANCE, AND COMPLIANCE WITH THE LAW A. Antitrust eXp is a full service real estate brokerage company. As such, commission rates of eXp are determined by each Agent on a transaction by transaction basis, and such rates are to be based on the value of the services provided and competitive market conditions. Commission rates are determined solely by agreement between the Agent and the listing party. Agents shall not participate in any discussions with individuals affiliated with any other company concerning the commission rates charged by eXp or any other real estate company. When soliciting a listing or negotiating any agreement, Agents shall not make any reference to a “prevailing” or “standard” commission rates in the market or any other words that suggest that the commission rates are uniform, standard or non-negotiable. Any advertised commission rate for service must be clear and prominent, and specify that it is the Agent (or team) that is setting the commission rate, and not eXp. Listing Agents shall work with sellers to determine the buyer-broker commission to be offered. B. Conflicts of Interest Agents shall avoid engaging in activities that would result in a question of business ethics or a compromise in the Agent’s loyalty to eXp or clients. Questions regarding potential conflicts must be directed to the Agent’s State Broker. When purchasing an eXp listing, it must be disclosed in the contract that the Agent is a member of eXp. Additionally, no Agent shall be involved in any form of settlement service or receive income or benefits “for value” directly from a settlement service company while actively licensed with eXp.

eXp Realty Policies and Procedures Page 62 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES C. Data Security and Client Privacy Agents will come in contact with personal and confidential information in the day-to-day course of their business. All Agents of eXp are expected to become familiar with and follow a course of action concerning the transmission, handling, storage, and disposal of all personal and confidential information that is in alignment with all local, state, and federal laws regarding data security and client privacy. Agents are encouraged to review the National Association of REALTORS® Data Security and Privacy Toolkit found at https://www.nar.realtor/data-privacy-security/nars-data-security-and-privacy-toolkit (including its Cybersecurity Checklist: Best Practices for Real Estate Professionals found at https://www.nar.realtor/law-and-ethics/cybersecurity-checklist-best-practices-for-real-estate-professionals), and to adopt those “best practices” presented by the National Association of REALTORS®. If an Agent fails to secure their client's data and confidential information, the Agent will defend, indemnify, and hold eXp, and its principals and affiliates harmless against any and all claims, complaints, or actions that may arise from such a departure. In addition, failure to comply with this Policy is grounds for the immediate release of the Agent's license and removal from eXp. eXp’s own Privacy Policy and Data Processing Policy may be found by visiting https://expworldholdings.com/privacy-policy/. D. Do Not Call Rules Agents must stay up-to-date on rules relating to the National Do Not Call Registry (See: www.ftc.gov/donotcall), as well as all anti-spam laws and regulations (See: www.ftc.gov/enforcement/rules/rulemaking-regulatory-reform-proceedings/can-spam-rule). Cold calling must be done in compliance with applicable state and national laws. Any fines that result from any violation of the "do not call" law or any other solicitation will be paid for by the Agent who broke said rule. Agents are encouraged to leverage eXp “Dial Safe” for review of all telephone numbers prior to making initial contact. eXp “Dial Safe” may be located via My eXp or via Okta dashboard. E. Drones Agents who desire to use drones must be familiar with and follow all Federal Aviation Administration (FAA) drone rules, and any other applicable laws and regulations. (See: www.faa.gov/uas for more information.) F. Drug and Alcohol Use Drug and alcohol use is strictly prohibited while engaged in real estate brokerage services or any other activities where Agents are representing eXp. Accordingly, Agents are prohibited from possessing, selling, consuming alcohol or drugs, smelling of alcohol or being under the influence of any drug(s) while engaged in real estate brokerage services, and any other work for or on behalf of eXp (including, without limitation, any eXp attraction events, and any other activities where Agents are representing eXp).

eXp Realty Policies and Procedures Page 63 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Agents shall also discourage the use of drugs or alcohol by any party during a Transaction. Upon discovering that a party is under the influence of either drugs or alcohol, Agents should take appropriate action to terminate that day’s activity and suggest that they discuss or complete the Transaction another time. G. Harassment eXp takes all forms of harassment seriously. This includes but is not limited to verbal, physical or sexual. All reported or suspected occurrences of harassment will be promptly and thoroughly investigated. Any Agent that is found to have harassed another Agent, employee, client, customer, or any member of the public shall be immediately, and without warning, released from eXp at eXp’s sole discretion. If an Agent feels they have been harassed in any way, the Agent shall notify the State Broker or a member of the corporate team immediately. eXp will not permit or condone any acts of retaliation against anyone who files harassment complaints or cooperates in the investigation of the same. H. Prohibition on Changes to Commission Splits and Referral Fees During Legal Action; No Split Checks When a lawsuit, garnishment, or other legal action has been served upon eXp, or eXp has been made aware that such an action is pending, any Agents that are a party to such legal action shall be prohibited from changing any commission split agreement(s), including, but not limited to, Team Agreement(s), existing referral agreements with fellow Agents, co-listing agreements, etc., without the prior express written consent of the Agent’s State Broker. This prohibition applies regardless of whether the Agent seeks to modify a general agreement concerning all transactions, an agreement concerning transactions within a specific category, or an agreement concerning a specific property. This prohibition also extends to changes in commission that the Agent would otherwise receive, even for future transactions, listing assignments, or co-listings until no further legal action is pending. For so long as an Agent is not in Good Standing or has any legally required withholdings (such as, for example, garnishments, tax levies, child support orders, or UCC-1 liens from unpaid commission advances) being withheld from an Agent’s commissions or other earnings from eXp, that Agent shall not partake in receiving a “split check” in states where such practices are permitted. I. Products and Services Agents may not offer any non-eXp business plan, opportunity, product or incentive (including any multi-level marketing programs) utilizing any eXp platform such as eXp World or otherwise in conjunction with offering eXp products or services. 1. Selling, Offering To Sell, Or Promoting Any Competing Products Or Services Agents may not directly sell, offer to sell or directly promote to other Agents competing

eXp Realty Policies and Procedures Page 64 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES products or services. Any product or service in the same generic category as an eXp product or service is deemed to be competing. J. Reporting Problems It is understood that Agents, though operating as independent contractors, act as agents of eXp and must, therefore, keep eXp informed of their activities. Agents shall immediately, but in no event longer than five (5) calendar days after the time that they become aware of any of the following situations, bring any of the following situations to their State Broker’s attention and provide eXp with copies of any correspondence or legal process in connection with such situations. Failure to timely notify the State Broker and eXp may, in certain circumstances and in eXp’s sole discretion, result in termination of Agent’s ICA and disaffiliation from eXp. 1. Any substantive complaint involving a real estate transaction or the providing of real estate brokerage services, whether brought by a client, the state real estate licensing authority or a third party. 2. Any disclosure, or potential disclosure, of confidential client information. 3. Any accident or injury that occurs while providing real estate brokerage services. 4. Any criminal charge, judgment, or order (including, without limitation, DUIs and felonies) against an Agent other than a traffic infraction. 5. Any civil suit (including bankruptcy), judgment, order, subpoena, or other legal document concerning real estate activity of an Agent or that would adversely affect the licensing status of any of an Agent’s real estate license(s). 6. Any contact by or with the state real estate licensing authority. 7. Any threat of any legal or administrative action against an Agent or eXp resulting from that Agent’s real estate brokerage services. 8. Any act(s) of discrimination witnessed. 9. Any unresolved dispute with another Agent or a real estate professional affiliated with another brokerage firm. 10. Any foreseeable dispute or problem relating to the payment or collection of a commission. 11. Any other situation involving professional real estate activity that could lead to liability on the part of eXp or anyone associated with eXp. 12. Any notification received from the state real estate licensing authority regarding the status of an Agent's real estate license. K. Legal Action Between eXp Agents No Agent shall file a Civil or Administrative Action (defined in the ICA) against any other Agent affiliated with the eXp family of real estate brokerage companies (including eXp Realty, LLC, eXp Commercial, LLC, and/or eXp International Holdings, Inc., and any of their respective subsidiaries, divisions, affiliates, or assigns) for any issue arising out of or relating to the actual or alleged real estate brokerage activity of that other Agent without providing seven (7) days prior written notice to

eXp Realty Policies and Procedures Page 65 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES their own State Broker advising of their intent to do so and identifying, with specificity, the basis of the Agent’s dispute with the other Agent. To the extent there is any real estate brokerage-related dispute as between two or more Agents, such disputes must be resolved through eXp’s own “internal” arbitration procedures; this requirement shall not apply to any disputes among members of any particular team whose Team Agreement provides for dispute resolution procedures. In addition, an Agent shall provide written notice to their own State Broker within twenty-four (24) hours following their own filing of a Civil or Administrative Action advising of the occurrence of such filing. An Agent’s failure to comply with the foregoing notice requirements shall constitute a material breach of these eXp P&Ps. Nothing in this section shall prohibit an Agent from notifying a licensing or other governmental entity of allegations that he or she is required by law to report. However, all requirements in this section must be complied with to the maximum extent possible, with performance excused only to the extent that he or she is legally required to take some action which precludes compliance with a particular requirement in this section. L. Legal Action Against eXp Prohibited By acknowledging and accepting the terms within these eXp P&Ps, each Agent represents, warrants, and covenants to eXp that they will not cause or participate in the filing of any Civil or Administrative Action against eXp, its holding companies, and it’s or their respective subsidiaries, affiliates, directors, officers, managers, members, or employees. Each Agent acknowledges and agrees that the filing of any such Civil or Administrative Action shall constitute a material breach of these eXp P&Ps, and that eXp may thereafter terminate the offending Agent’s ICA in accordance with its terms, as determined by eXp in its sole and absolute discretion. Nothing in this section shall prohibit any Agent from notifying a licensing or other governmental entity of allegations that he or she is required by law to report. However, all terms in this section must be complied with to the maximum extent possible, with performance excused only to the extent that he or she is legally required to take some action which precludes compliance with a particular requirement in this section. M.Claims Reimbursement Each Agent shall be responsible for and shall reimburse eXp up to $2,500 (two thousand five hundred dollars) incurred in the defense or resolution of any claim made against that Agent and/or eXp as a result of the Agent’s actions or inactions (except for any procuring cause claims), regardless of whether or not the claim is eligible for insurance coverage. Even where the Agent does not believe the claim or cause of action has merit and/or does not believe any money should be expended in the defense or resolution of the matter, the Agent expressly agrees in advance, by signing his or her ICA, that he or she will reimburse eXp up to $2,500 expended in defense or resolution of the matter within thirty (30) days of receipt of a request for reimbursement from eXp. An Agent may elect to have all or any portion of the reimbursable amount withheld from any commissions and/or revenue share payments due to the Agent in lieu of making payment directly to eXp. However, if an Agent does not reimburse eXp directly within the thirty (30) day period then eXp shall deduct the full amount due from any and all commissions and revenue share payments due to the Agent until eXp has been fully reimbursed. If it is determined that an Agent acted fraudulently, grossly or recklessly negligent, or willfully, the Agent shall be responsible for the full amount of the damages and costs recovered

eXp Realty Policies and Procedures Page 66 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES against eXp, along with all costs of defense. This language in no way limits the liability of an Agent to eXp and in no way limits any covenants or conditions stated in an Agent’s ICA. N. Claims That Are Not Covered By E&O Insurance eXp’s real estate errors and omissions (“E&O”) insurance extends coverage to eXp Agents solely in the performance of real estate sales and leasing services for a fee or commission. All eXp Agents should be aware and understand that eXp’s E&O insurance policy, like many others, has certain limitations and exclusions and only provides insurance coverage for specific types of claims. It is particularly important for eXp Agents to know that there are certain types of claims that, when made against eXp or an eXp Agent, are not covered under eXp’s E&O insurance policy. Some of these uninsured claim types include, but are not limited to: 1. Claims made under the Telephone Consumer Protection Act (“TCPA”), including “do not call list” guidelines, the Telemarketing Sales Rules (“TSR”), the CAN-SPAM Act, Federal Trade Commission (“FTC”) rules; a. Example: An eXp Agent makes cold calls or text messages to prospects but does not follow one or more of the above laws; these claims are not covered by any insurance available on the market and carry hefty statutory fines, which means there is no defense to these claims outside of proving that you did not place the call(s) or send the text message(s); 2. Personal injury claims; a. Example: A person slips and falls, injuring themselves while at a property and the person claims the eXp Agent is at fault for their alleged injuries; an eXp Agent’s for sale sign in the yard falls over and injures someone, etc. 3. Intellectual property infringement claims, including copyright infringement; a. Example: An eXp Agent uses a photo or image on their website that they have not obtained permission to use. 4. An eXp Agent’s Personal Transaction, regardless of whether eXp or the eXp Agent/Owner earned a fee or commission; a. Example: A buyer makes any kind of claim against an eXp Agent in a Transaction where the eXp Agent was selling a property they owned (or had any kind of interest in) or controlled and neither eXp nor the eXp Agent earned a commission on the Transaction. 5. Claims against an eXp Agent’s entity: the eXp Agent may have coverage, but the eXp Agent’s entity does not, even if eXp is paying the eXp Agent through their entity; a. Example: A plaintiff sues eXp, eXp Agent Doe, and individual, and Agent Doe, LLC, the eXp Agent’s company. The E&O insurance will cover Agent Doe as an individual but not Agent Doe, LLC. 6. Class action claims of any kind whatsoever. eXp Agents should determine whether they want to obtain their own individual insurance coverage for

eXp Realty Policies and Procedures Page 67 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES activities such as those listed in the examples above. Lastly, like most insurance policies, eXp’s E&O insurance policy will not cover claims in which it is determined that eXp’s or an eXp Agent’s actions were fraudulent, grossly or recklessly negligent, or willful. XX. OFFICE POLICIES A. Agent Business Expenses eXp shall not be responsible for any expense incurred by Agents in the performance of their business duties unless approved in advance and in writing by the State Broker. No inducements, including inspections or other services associated with real estate brokerage services customarily paid by customers or clients, shall be offered or paid by an Agent without advance approval by the State Broker, and then shall be at the Agent’s sole expense. An Agent shall disclose, in writing, any commission or profit received or to be received by such Agent (whether directly or indirectly), in connection with any expenditures advanced on behalf of that Agent’s client. B. Agent Assistants - Generally eXp fully supports the use of licensed and unlicensed assistants (which include transaction coordinators) by the Agents. By delegating tasks that may be performed by those other than the Agent, the Agent’s time can be spent more efficiently on tasks directly related to maximizing earning potential. eXp advises all Agents using assistants to seek legal counsel regarding employment laws and obligations within their state. Agents must have a written contract with their assistants. Said contract must be submitted to the State Broker for approval within ten (10) business days of joining eXp or entering into an agreement for these services. Copies of the contract are to be filed in the Agent’s file. Assistants (including transaction coordinators) are to be compensated for their services directly by those Agents with whom they are respectively engaged. Assistants that are licensed with eXp are to be paid for their services through escrow. Agents shall not use the services of any licensed assistants that are licensed with any real estate brokerage company other than eXp. C. Agent Assistants - Unlicensed Agents are responsible for training their assistants, making sure they are familiar with and abide by all eXp policies and procedures and all federal and state regulations. The Agent must review these eXp P&Ps with the assistant and present a copy of the eXp Agent & Support Personnel Cloud Brokerage Access Agreement (“Access Agreement”) to the assistant, for their review. An unaltered copy of the Access Agreement that has been signed by both the Agent and assistant shall be returned to the Agent’s State Broker, and must be approved and signed by that State Broker before the assistant may access any eXp systems. To the extent that an Agent grants any assistants with access to any eXp

eXp Realty Policies and Procedures Page 68 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES systems, without first securing the State Broker’s prior written consent in the manner provided above, then eXp may exercise any rights or remedies (including terminating the Agent’s ICA) as provided in the Agent’s ICA or these eXp P&Ps. An unlicensed assistant may not perform the following tasks or duties, including but not limited to: ● Host an open house. ● Solicit sellers or buyers in any manner. ● Provide advice or guidance to a consumer with regards to a listing contract or a contract of purchase and sale. ● Meet with owners to obtain or renew listing agreements. ● Present or negotiate an offer. ● Communicate with consumers about real estate transactions. ● Be paid from the commission at closing or be paid commission in any way, regardless of timing. ● Open listings for clients or prospective clients. An unlicensed assistant may: ● Perform office filing. ● Fill out a document at the instruction of the Agent. ● Place or remove signs. ● Witness signatures. ● Perform Agent’s bookkeeping. ● Draft correspondence for approval by the Agent. ● Draft forms for review by the Agent. ● Make and deliver copies of any public records. D. Agent Assistants - Licensed Licensed assistants must be licensed with eXp and with no other real estate brokerage company. Licensed assistants are bound by the same licensing requirements as an Agent including, but not limited to, executing an ICA and fully associating themselves with eXp. They shall pay all fees due under their ICA and follow all policies and procedures of eXp. Licensed assistants may only assist other Agents and may not work for or with any agents outside of eXp. E. Administrative Transaction Fees Agents are free to determine whether or not they will assess their respective clients an administrative transaction fee (“Administrative Transaction Fee”), provided that doing so is not precluded by applicable federal or state law, please refer to your State P&Ps for guidance. An Administrative Transaction Fee is a fee amount, determined by each respective Agent, that consists of an Agent’s cost of doing business (e.g., costs for any assistants and transaction coordinators used in a transaction). The Administrative Transaction Fee is distinct from and in addition to any real estate

eXp Realty Policies and Procedures Page 69 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES commissions to be earned by eXp and the Agent. If an Agent elects to assess his or her clients an Administrative Transaction Fee, they must first receive each such client’s prior written consent; a sample form, referred to as an “Administrative Transaction Fee Agreement,” is available by request to the Agent’s State Broker. The Administrative Transaction Fee Agreement must be signed by each such client before an Administrative Transaction Fee may be assessed, and each must specify all of the following: 1. that the Agent has the discretion to establish, set, and assess each or any of his or her clients an Administrative Transaction Fee; 2. that eXp does not require its Agents to charge any Administrative Transaction Fee, and that eXp does not establish the amount of any Administrative Transaction Fee to be charged by any of its Agents; 3. that the Administrative Transaction Fee amount may fluctuate from client to client depending upon the specific costs incurred and/or additional services rendered by the Agent; 4. that the Administrative Transaction Fee is separate from, and in addition to, any real estate commission to be earned by eXp and the Agent; 5. the exact amount of the Administrative Transaction Fee to be assessed to the respective client; 6. the time that the Administration Transaction Fee will be due and payable, whether at closing or prior to the Agent’s rendering of any brokerage related services. If used by an Agent, the fully executed Administrative Transaction Fee Agreement must be uploaded into eXp’s transaction management system. Administrative Transaction Fees are subject to the same commission split applicable to an Agent at the time of receipt of payment of the Administrative Transaction Fee. Administrative Transaction Fees may also be considered part of a referral fee that is to be paid to an outside company or vendor. F. Associations and Board Memberships Unless specifically waived by eXp in an addendum to an Agent’s ICA, all Agents must be members (active and in good standing) of the National Association of REALTORS®, as well as both the state and local Association of REALTORS® where that respective Agent is situated. An Agent’s participation in an MLS is optional and is not required by eXp, unless eXp will be charged a fee as a result of that Agent’s license being affiliated with eXp, in which event that Agent’s participation will be required. If an Agent holds real estate licenses in more than one state, that Agent may, in eXp’s discretion, be required to join each state Association of REALTORS® in such additional states, as well as one or more local Association(s) of REALTORS® and/or MLS(s) in such additional states, as determined by eXp. Subject to the foregoing paragraph, an Agent shall maintain an active membership in a local association or board of REALTORS® affiliated with the National Association of REALTORS®, as determined by eXp, unless that Agent maintains an active membership in the Real Estate Board of New York (“REBNY”) and/or the Brooklyn MLS. Any state that requires eXp to pay the Agent’s portion of the membership dues will be handled

eXp Realty Policies and Procedures Page 70 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES accordingly. For any REALTORS® associations that require eXp to pay membership fees upfront on behalf of an Agent, that Agent shall reimburse eXp within 10 days of invoice for the same. Agents who fail to timely reimburse eXp will be subject to removal from eXp. Agents who are billed directly by the Association and MLS are expected to pay those bills in a timely manner as directed by the Association and MLS. eXp will not pay late dues on behalf of the Agent and the Agent will be subject to removal from eXp. Please check with your State eXp P&Ps for state specific information and any variances to this policy. Agents shall abide by the REALTORS® Code of Ethics and Standards of Practice of the National Association of REALTORS®, the statutes and rules of the state within which they are licensed, and any requirements of the MLS of which they are a member. G. Contact Information Agents MUST use their legal name as it appears on their real estate license in all advertising, on contracts and in all real estate correspondence. Agents using any name other than their full legal name may only do so if allowable within their state and must have the State Broker’s approval. Agent’s business address is the eXp office address in the state in which the Agent's license is registered. Agents must use this address in all activities if an address is required by the state licensing department. All business correspondence related to transactions must be sent to this address, not to the Agent's home. No personal mail may come to the office. Any mail coming to the office will be considered official business and subject to being opened by the State Broker or admin team. Agents shall make arrangements to pick up any parcels that are delivered to the office by vendors and will work to properly inform all vendors that parcel deliveries are to be scheduled directly with the Agent. All unclaimed parcels are subject to disposal within seven (7) days of delivery. Escrow companies, title companies and other closing agencies must send all communications pertaining to a transaction to our company address. Agents may receive a duplicate copy of escrow documents for the file. Agents are solely responsible for keeping their personal contact information (including mailing address, forwarding email address used to forward Agent’s eXp email alias to, and telephone number) current in Enterprise. eXp will rely upon the information provided by an Agent, in Enterprise, as being true, correct, and complete. Agents can update their forwarding email address, telephone number, and emergency contact information directly in Enterprise. Any failure by an Agent to provide or maintain the most current information in Enterprise shall not affect the validity of any notice from eXp to the Agent. H. Contacting the State Broker(s) Each state has a different State Broker, as a result, please review any state specific information with regard to broker communication. Each State Broker will make themselves available inside of eXp World for general communication and discussions. Consult the State Broker’s public calendar or

eXp Realty Policies and Procedures Page 71 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES State P&Ps for their availability. If an Agent has a specific urgent need for the State Broker to address outside of business hours, the Agent should call or email the State Broker directly. I. Open Houses Agents shall only hold open houses for other eXp Agents. No open houses shall be held for any listings other than eXp listings or For Sale By Owner where written authorization has been given. Agents holding open houses for sellers who do not have their house listed for sale must have appropriate state approved documentation completed giving them the right to do so. eXp listings shall only be held open by other eXp Agents who are appropriately licensed and acting within their area of expertise for the geographic location of the listing. J. Out of Town or Unavailable When an Agent has listings and/or open escrows and is out of town, or otherwise unable to provide services to clients, the Agent is required to notify the State Broker and fill out the appropriate company form establishing someone to manage the business in Agent’s absence. K. Physical Office Space eXp has a cloud-based office and as such does not invest in physical bricks-and-mortar infrastructure, except where required by the State Department of Licensing laws. Agents are encouraged to contact their local affiliates, title and escrow companies, lenders, banks and other organizations with whom they work if they need physical space to meet clients. Where allowed by law and Association/Board rules, Agents who have achieved the level of associate broker and have agreed to policies relating to the opening of an eXp office may, with approval from eXp, be permitted to have a branded eXp office. Agents shall be responsible for compliance with all local and state laws regarding their branch office. This includes, but is not limited to, meetings, licensing, advertising, and signage requirements. eXp may itself open and operate, or authorize the opening and operation of, an eXp office (“Branch Office”). Any Branch Office that eXp authorizes an Agent to open and operate will be paid for by the Agent or Agents who have agreed to open that office, and no obligation relating to that office will transfer to eXp. Any financial obligation with regard to opening and/or maintaining a Branch Office will be at the expense of the Agent(s) who opened the Branch Office including any fines for non-compliance and renewal fees. Please ask the State Broker for the Branch Office Agreement and talk to the State Broker to see if the Agent qualifies. Branch Offices must be pre-approved in writing (through a Branch Office Agreement) by eXp prior to operation, advertising, or opening. Except for any Branch Offices that have been approved by eXp, Branch Offices shall not be situated within any Agent’s (or other person’s) personal residence.

eXp Realty Policies and Procedures Page 72 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES XXI.TEAMS AT EXP REALTY A. Generally A “team” is generally defined, in most states, as a lead Agent (“team leader”) and at least one other Agent working as a team member (“team member”). When forming a team, an intended team leader shall first read and understand the eXp Checklist for Team Leaders (“Checklist”); an intended team leader must first return a signed copy of the Checklist to eXp before any team will be approved by eXp. For more information on teams, Agents may review eXp’s Teams at eXp - Understanding Types and Commissions informational sheet, and contact eXp’s Team Services Department at teamservices@exprealty.net. B. Team Names Team names shall conform with the real estate licensing laws and rules in effect in the state(s) in which the team name is being used. A team leader shall select a proposed team name upon formation of a team. Regardless of whether or not state requirements allow use of the terms “Realty” or “Real Estate” in a team name, eXp does not allow the use of such terms in a team name of any Agents. The proposed team name must be presented by the team leader to his or her State Broker for approval. A team name may only be used if, and after, it has been approved in writing by the team leader’s State Broker. For team registration requirements, Agents should consult their State P&Ps and their State Broker team. C. Team Composition A team of any kind (whether a standard team, domestic team, or other, but excluding self-organized teams) cannot be composed of members from both eXp and eXp Commercial. All team members must be affiliated with the same brokerage as their team leader (i.e., eXp or eXp Commercial; eXp and eXp Commercial being distinct brokerages). For example, a team that has a team leader affiliated with eXp must also have all team members associated with eXp; those team members could not be associated with eXp Commercial. Unless advance arrangements are made with eXp, in writing, a team leader’s departure from a team (whether because they leave the team, offboard from eXp, or otherwise) shall cause a team to dissolve automatically as of that date the team leader leaves the team or offboards from eXp, whichever occurs first. D. Team Agreements “Team Agreements” are to be made based on mutually agreed upon terms between a team leader and the team member(s). These agreements must be in writing, fully executed, and carefully considered to ensure compliance with all federal, state and local law as well as eXp’s policies. A team leader shall maintain a copy of each fully executed Team Agreement in their files at all times.

eXp Realty Policies and Procedures Page 73 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Team leader shall provide a signed copy of their written Team Agreement with each team member, to eXp. Adjusted Company Dollar Cap amounts for team members shall only be provided within applicable team structures. eXp will not allow a team to stay affiliated with eXp if the team enforces or attempts to enforce a restriction against a former team member which would prevent them from staying with eXp after leaving the team; nor will eXp intervene in any disputes between team members and team leaders. E. Team Disputes Any disputes that may arise between or among current or former team leader(s) and/or team member(s) (collectively, the “disputing parties”), concerning any Team Agreement entered into between them, shall be resolved between and among the disputing parties and without eXp’s participation. In no event will eXp assist any of the disputing parties to enforce the terms of any Team Agreement against the other disputing parties (including enforcement of any restrictive covenants such as non-compete or non-solicitation provisions), nor will eXp preclude a former team member from remaining affiliated with eXp after his or her departure from a team. By executing their eXp ICA, each Agent agrees that if they wish to remain affiliated with eXp, they will not attempt to enforce any restrictive covenants (including, without limitation, the terms of any non-compete provisions) under any Team Agreement, against any former team member that remains affiliated with eXp after leaving the applicable team, and regardless of whether or not such former team member joins a new team or remains unaffiliated with any team. If team leader(s) or team member(s) nevertheless attempt to enforce any restrictive covenant in contravention to the preceding sentence, then eXp may terminate such team leader(s)’ and/or team member(s)’ ICA(s) and end such team leader(s)’ and/or team member(s)’ engagement with eXp. F. Team Fee Distribution 1. Transaction Review Fee: Can be paid by either the team leader or the team member or split between the two as agreed upon in their written Team Agreement. 2. Risk Management Fee: Shall be divided equally between the team leader and the team member. Each Agent shall be responsible for their annual Risk Management Fee cap. 3. Commissions: Gross Commission Income (“GCI”), as defined in Agent’s ICA, shall be first divided between the team leader and the team member based on the percentages agreed to between the team leader and team member. From there, each Agent’s commission split will be divided according to Company Dollar and Contractor Dollar split in effect for that Agent at the time of the Transaction closing, less any applicable Transaction fees. 4. Capped Transaction Fees: Once an Agent has reached their Company Dollar Cap (as that term is defined in the Agent’s ICA), that Agent will pay a percentage of the Capped Transaction Fee equal to the percentage of GCI they received. In certain cases, eXp will reduce a team member’s annual Company Dollar Cap. Team members with a reduced Company Dollar Cap are not eligible to receive the “capping equity award” or the ICON

eXp Realty Policies and Procedures Page 74 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Agent Award, as paying a full cap amount is required for both. For a team member to qualify for a reduced Company Dollar Cap, the team and team leader must meet any requirements prescribed to the applicable team. G. Non-Solicitation of Other eXp Team Members No Agent may solicit, recruit, employ, or entice (either for themselves or another), directly or indirectly through a third party, any individuals that are members of other existing teams at eXp, to leave those teams and join Agent’s team. H. Application of Non-Solicitation and Non-Disparagement Policy To Teams To the extent that eXp’s Non-Solicitation and Non-Disparagement Policy, as described in the Code of Conduct, above, would prohibit an Agent who is a team leader of an eXp approved real estate team from leaving eXp and taking his or her team members with them to a competing brokerage, the non-solicitation portion of this particular policy shall not apply. XXII. OMISSIONS FROM POLICY AND PROCEDURES Any items or procedural issues not covered in the eXp P&Ps are subject to State Broker and eXp approval. Any decisions rendered on the items not covered in the eXp P&Ps are final and are to be made at the sole discretion of eXp. XXIII. UPON TERMINATION OF ICA An Agent shall forfeit all rights to any Transactions, transactional commissions or proceeds if the Agent does not affiliate with a new (non-eXp) brokerage company within three (3) business days following the Agent’s Offboard Date (as that term is defined in Section 6 of the ICA). Each Agent shall communicate with his/her State Broker in advance of, and following, their Offboard Date regarding any pending Transactions to ensure that such Transactions are not adversely impacted by the termination of the Agent’s affiliation with eXp.

eXp Realty Policies and Procedures Page 75 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES A. eXp’s Transfer of Pending Transactions Subject to the terms in the opening paragraph of this section above, an Agent may execute a pending escrow transfer form and transfer any pending Transaction(s) to his/her new brokerage company. Eligibility to transfer pending Transactions in this way is conditioned upon satisfaction of each of the following: (1) the Agent must be in Good Standing as of his/her Offboard Date, (2) the Agent’s new brokerage company must be willing to accept the transfer of such pending Transactions from eXp, (3) eXp must receive each affected client’s prior written consent authorizing the transfer to the new brokerage company, and (4) eXp must approve in writing of each such transfer (which eXp may withhold in its sole and absolute discretion). For each such Transaction that is to be transferred, if any of the preceding conditions are not met, that pending Transaction will remain with eXp. For Agents not in a Capped Status, the transfer of any pending Transaction(s) away from eXp to the Agent’s new brokerage company shall require the payment of a twenty percent (20%) referral fee from that new brokerage company back to eXp. In addition, for all Agents, regardless of Capped Status, any other applicable referral fees that may be due upon the closing of that pending Transaction shall be paid to eXp (by Agent through Agent’s new brokerage firm), who will then remit payment to the originating brokerage company pursuant to the terms of any preexisting referral agreement. B. eXp’s Retention of Pending Transactions Subject to the terms in the opening paragraph of this section above, eXp will pay Agent’s commission, less any splits, Agent fees, deductions or withholdings (including, but not limited to, invoices issued from accounting, transaction coordination fees, garnishments or any other outstanding fees or legally required withholding) upon closing of any pending Transactions that remain with eXp following Agent’s affiliation with a new brokerage company. In addition to Section 6 under the ICA, an Agent’s ICA shall also immediately, and automatically terminate, without prior notice, if for any reason, the Agent breaches his or her obligations hereunder, or if the Agent’s license expires, is restricted, suspended or is revoked. In the event an Agent leaves eXp, his/her Offboard Date will be determined in accordance with Section 6 of the Agent’s ICA titled, “Termination.” Termination of an Agent’s ICA could, and likely will, result in a significant financial loss to an Agent, including but not limited to: (1) loss of certain pending transactions, as more fully described above; (2) if an Agent is not in a vested status, loss of eXpansion Share payments and eXponential Share payments, including those that would otherwise have been earned on or before the Agent’s Offboard Date, but paid following the Agent’s Offboard Date; (3) if an Agent is in a vested status, loss of eXponential Share payments, including those that would otherwise have been earned on or before the Agent’s Offboard Date, but paid following the Agent’s Offboard Date; and (4) loss of UNVESTED eXp World Holdings, Inc. stock awards.

eXp Realty Policies and Procedures Page 76 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Example 1: An Agent is in a vested status and is receiving eXpansion Share and eXponential Share payments. That Agent leaves eXp, having an Offboard Date of August 15, 2022, and the Agent retains their vested status following their Offboard Date. Also, the Agent maintains a real estate license that is active and in good standing and the Agent does not affiliate with a competitor. It then follows that the Agent will receive their eXpansion Share payments and eXponential Share payments earned for the month of July 2022, when each are paid by eXp on August 22, 2022. Example 2: Same facts as Example 1, except that the Agent affiliates with a competitor effective as of their Offboard Date. In that event, it then follows that the Agent will receive only their eXpansion Share payments earned for the month of July 2022, when such payments are released by eXp on August 22, 2022. However, the Agent will not receive any eXponential Share payments that otherwise would have been earned for the month of July 2022 and paid by eXp on August 22, 2022. Upon termination of their affiliation with, and severance from eXp, Agents will lose access to all eXp tools, emails, files, and eXp provided third party sites. eXp strongly encourages Agents to backup any files they desire access to prior to requesting offboarding. C. Leads Upon Departure Upon an Agent’s actual or pending departure from eXp (the “Departing Agent”), eXp shall maintain and preserve the Departing Agent’s database of eXp-generated and non-eXp generated leads within any eXp-provided consumer relationship management applications for a period of up to 30 days (the “Preservation Period”) following the Agent’s Offboard Date. If the Departing Agent would like to obtain a list of his/her non-eXp generated leads, then the non-eXp generated leads can be exported upon written request to eXp’s Technology and Technical Support at support@exprealty.com (an “Export Request”) provided that, (1) the Export Request is received within the Preservation Period, and (2) the Departing Agent is in Good Standing. If the Departing Agent does not provide an Export Request as set forth herein during the Preservation Period, then the Departing Agent’s non-eXp generated leads are subject to forfeiture and deletion after the Preservation Period expires. Notwithstanding the foregoing, any eXp-generated leads (such as, for example only, and without limitation, those generated through eXp’s REO division, eXp’s Relocation division, and eXp’s ExpressOffers program) may not be released to Agent.

eXp Realty Policies and Procedures Page 77 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES D. Rejoining eXp If an Agent terminates his or her ICA while there remain any Amounts Owed to eXp, and the Agent wishes to rejoin eXp, then eXp may, in its sole discretion, provide the Agent with a one-time option to rejoin eXp under the following conditions: (1) the entirety of the Agent’s Amounts Owed to eXp must be repaid to eXp (assuming that such Amounts Owed to eXp have not already been satisfied in full); and (2) at eXp’s discretion, by and through the COE Director responsible for managing the Agent’s state, such Amounts Owed to eXp must be repaid to eXp as follows: either (i) in one lump sum prior to the Agent’s rejoining eXp, or (ii) in accordance with those terms and conditions set forth in a written repayment plan (“Repayment Plan”) presented by the Agent’s forthcoming COE Director, which Repayment Plan shall not have a term longer than sixty (60) days following the date of the Agent’s rejoining eXp; (3) the Agent enters into a new ICA with eXp; and (4) the Repayment Plan shall take the form of an addendum to the Agent’s new ICA with eXp. If the Agent breaches any of the above conditions, or if the Agent’s new ICA is terminated for any reason, by either the Agent or eXp, and at the time of this additional ICA termination there again exists any Amounts Owed to eXp, then Agent is forever precluded from rejoining eXp as a real estate licensee, as determined in eXp’s sole and absolute discretion. XXIV. EXP’S COMPLIANCE COMMITTEE eXp has a Compliance Committee whose members are senior eXp executives who review, evaluate, and make determinations for the fair resolution of serious violations by Agents of their ICA and/or eXp P&Ps. A. Appeal of Determination made by eXp’s Compliance Committee If a disciplinary determination was made against an Agent by eXp’s Compliance Committee, and such disciplinary determination results in any disciplinary action to be taken against an Agent, then an Agent (or former Agent) may appeal the disciplinary action to eXp’s Compliance Committee (which is distinct from, and not to be confused with, the Agent Compliance team). The Agent’s appeal must be in writing (together with any supporting documentation) and must be delivered to, and received by, the Agent Compliance team within fourteen (14) calendar days following the date that the Agent received notice of the disciplinary determination (send to compliance@exprealty.net). Thereafter, the Agent Compliance team will present the Agent’s written appeal to eXp’s Compliance Committee. If the written appeal (and any supporting documentation, if any) is not received by the Agent Compliance team within the fourteen (14) calendar day period, the disciplinary determination made by eXp’s Compliance Committee will be considered final by eXp. In its review of the Agent’s appeal, eXp’s Compliance Committee will take under consideration any newly

eXp Realty Policies and Procedures Page 78 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES presented evidence and the previously enacted disciplinary action and notify the Agent of its decision to accept or reject the appeal. The decision of eXp’s Compliance Committee concerning the Agent’s appeal will be final. Agents who have had their ICA’s terminated as a disciplinary action must fully exhaust eXp’s appeals process before engaging in any legal action, as may be permitted under the ICA and these eXp P&Ps. For avoidance of doubt, the appeals process described in this section is limited only to those situations where a disciplinary determination was made by eXp’s Compliance Committee, and corresponding disciplinary action was taken by eXp through eXp’s Compliance Committee. XXV. INTERPRETATION If any provision in these eXp P&Ps requires interpretation, the resolution of such ambiguity shall not be held against eXp. In these eXp P&Ps, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending, or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including,” “includes,” and “include” shall be deemed to be followed by the words “without limitation”; and section headings are included for convenience of reference only and shall not constitute a part of these eXp P&Ps for any other purpose. XXVI. CONFLICTS To the extent there may be any conflict between the terms of an Agent’s ICA and the terms in these eXp P&Ps, the more restrictive terms (in eXp’s favor) shall be controlling. XXVII. REVISIONS TO THESE EXP P&PS eXp reserves the right to revise these eXp P&Ps, in its sole discretion. Revisions to these eXp P&Ps shall be consistent with revisions to Agent’s ICA, as provided by the terms of Agent’s ICA. XXVIII. GLOSSARY OF DEFINED TERMS ● Affiliated Business Arrangement (ABA) - The definition of the term “affiliated business arrangement” is defined in 12 USCS § 2602(7) of the Real Estate Settlement Procedures Act. The term “affiliated business arrangement” means an arrangement in which (A) a person who is in a position to refer business incident to or a part of a real estate settlement service involving a federally related mortgage loan, or an associate of such person, has either an

eXp Realty Policies and Procedures Page 79 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES affiliate relationship with or a direct or beneficial ownership interest of more than 1 percent in a provider of settlement services; and (B) either of such persons directly or indirectly refers such business to that provider or affirmatively influences the selection of that provider; and (8) the term “associate” means one who has one or more of the following relationships with a person in a position to refer settlement business: (A) a spouse, parent, or child of such person; (B) a corporation or business entity that controls, is controlled by, or is under common control with such person; (C) an employer, officer, director, partner, franchisor, or franchisee of such person; or (D) anyone who has an agreement, arrangement, or understanding, with such person, the purpose or substantial effect of which is to enable the person in a position to refer settlement business to benefit financially from the referrals of such business. ● Access Agreement - An abbreviated term referring to the eXp Agent & Support Personnel Cloud Brokerage Access Agreement that, once completed and accepted, allows support staff (such as administrative and/or transaction coordinator assistants) to access eXp’s various systems. ● Administrative Transaction Fee - A fee amount, determined by each respective Agent, that consists of an Agent’s cost of doing business (e.g., costs for any assistants and transaction coordinators used in a given transaction) and is distinct from and in addition to any real estate commissions to be earned by eXp and Agent. ● Agent - An independent contractor real estate licensee who has entered into an agreement with eXp through an eXp Independent Contractor Agreement (referred to as Agents collectively). ● Agent Attraction - The process of engaging credible, ethical, and productive real estate professionals and inviting them to join eXp, or its commercial affiliate, eXp Commercial. ● Agent Content - Content such as photographs, images or content of any type created, commissioned by, or otherwise owned by Agent. ● Agent-Owned - Ownership is held or controlled by an Agent, whether through an Agent’s own name, a spouse’s name, a business entity, a trust, or that is otherwise owned and/or controlled by Agent and/or Agent’s spouse (also referred to as an "Agent-Owner") ● Anniversary Date - The first day of the calendar month following an Agent’s Onboard Date with eXp. So, for example, if Agent’s Onboard Date is January 18, 2022, then Agent’s Anniversary Date will be February 1, 2022. ● Anniversary Year - The period of time that begins on an Agent’s Anniversary Date with eXp and ends the first day of the calendar month following the Agent’s Onboard Date with eXp, and ending on the day immediately preceding the next Anniversary Date. So, for example, if an Agent’s Onboard Date is January 18, 2022, then the Agent’s Anniversary Date would be February 1, 2022 and the Agent’s Anniversary Year will run from February 1, 2022 through January 31, 2023, and continue for the same period each year thereafter. Except as otherwise

eXp Realty Policies and Procedures Page 80 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES expressly agreed to the contrary, an Agent’s Capping Period will directly overlap with Agent’s Anniversary Year. ● Branch Office - Any eXp office, whether opened and operated by eXp, or authorized by eXp to be opened and operated by an Agent. Agent opened and operated Branch Offices must be pre-approved in writing (through a Branch Office Agreement) by eXp prior to operation, advertising, or opening. ● BPO - An abbreviation for the term “Broker Price Opinion.” ● Capped Status - An Agent reaches Capped Status when the amount of Company Dollar required under that Agent’s ICA or ICA addendum has been collected by eXp within that Agent’s Capping Period. ● CAN-SPAM - Abbreviation for the Controlling the Assault of Non-Solicited Pornography And Marketing Act of 2003 which is a law passed in 2003 establishing the United States' first national standards for the sending of commercial email. ● Commercial Property - Any real property that is not Residential Property. (See definition for “Residential Property” below). ● Company Dollar - The portion of Gross Commission Income retained by eXp from each Transaction. ● eXp’s Compliance Committee - A committee whose members are senior eXp executives who review, evaluate, and make determinations for the fair resolution of serious violations by Agents of their ICA and/or eXp P&Ps. ● Departing Agent - Agent departing from eXp. ● DMB - An abbreviation for the term “Designated Managing Broker.” ● E&O – Errors and omissions insurance. ● eXp Licensees - eXp or any of its affiliates or licensees (not to be confused with real estate licensees), as it pertains to Agent Content. (See definition for “Agent Content” above). ● eXp - The applicable eXp Realty entity licensed as a real estate brokerage company in the Agent’s state(s) of licensure: eXp Realty, LLC (in all states except those that follow); eXp Realty of California, Inc. (in California); eXp Realty of Northern California, Inc. (in northern California); eXp Realty of Greater Los Angeles, Inc. (in central California); eXp Realty of Southern California, Inc. (in southern California); eXp Realty North, LLC (in N. Dakota, Minnesota, and portions of New York, except as further qualified); eXp Realty of Connecticut, LLC (in Connecticut, and

eXp Realty Policies and Procedures Page 81 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Brooklyn, New York); and eXp Realty Associates, LLC (in Brooklyn, mid-town, and downtown, New York City). ● eXp Brokerage – This is a specific brokerage company, within the eXp World Holdings, Inc. family of real estate brokerage companies, that conducts business under any of the eXp® Realty or eXp® Commercial brands, and that is licensed or registered to engage in the real estate brokerage business in its particular jurisdiction (whether country, state, province, region, etc.). ● eXpansion Share - eXpansion Share is revenue share generated from the Revenue Share Pool received from Qualifying Transactions closed by an Agent’s Revenue Share Group, and that is paid out to the Agent in an amount that is based on the Tier group of the Agent(s) who closed the Transaction(s). ● eXponential Share - eXponential Share is revenue share generated from the Revenue Share Pool received from Qualifying Transactions closed by an Agent’s Revenue Share Group, and that is paid out to the Agent in an amount that is based on the Tier group of the Agent(s) who closed the Transaction(s). In order to unlock eXponential Share earning potential, the Agent must have the minimum number of Front-Line Qualifying Active agents (as defined below). ● Export Request - A written request from a Departing Agent to eXp’s Technology and Technical Support team, sent via email to support@exprealty.com, for a list of all of the Departing Agent’s non-eXp generated leads. ● Front-Line Qualifying Active (FLQA) - A Front-Line Qualifying Active agent is a licensed Agent who has been sponsored into eXp and has been active and productive with eXp during the prior rolling six-month period by closing a minimum of $5,000 in Gross Commission Income. In order to unlock eXponential Share earning potential beyond Tier 1, an Agent must have the minimum number of Front-Line Qualifying Active agents in his or her Revenue Share Group. ● FTC - An abbreviation for the Federal Trade Commission which is an independent agency of the United States government whose principal mission is the enforcement of civil U.S. antitrust law and the promotion of consumer protection. ● Gross Commission Income (GCI) - Gross Commission Income is income retained by eXp after referrals, but prior to commission split. ● Good Standing - To be considered in Good Standing, an Agent must be current on all financial obligations and not have any unpaid fees, charges, repayments, or any other amounts owed by Agent to eXp; (2) have and maintain an active and current status on: (i) all required licenses; (ii) local, state, and national REALTOR® Association/Board memberships, where applicable; and (iii) any other subscriptions which are required to conduct real estate business in Agent’s state(s); (3) not be deemed in breach of any term, covenant, condition, obligation (including monies owed) or duty set forth in the ICA and these eXp P&Ps, as determined by eXp in its

eXp Realty Policies and Procedures Page 82 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES reasonable discretion; and (4) not be involved in any legal claims, disputes, or administrative hearings. ● ICA - An abbreviation for eXp’s form of Independent Contractor Agreement ● ICON - A status awarded to Agents who have received an ICON Agent Award. ● ICON Agent Award - An award earned by Agents who have achieved certain production and cultural goals within an Agent’s Capping Period. Each qualified “ICON” receives publicly-traded eXp World Holdings, Inc. common stock. ● Income Claims - Statements or representations that depict earnings obtained by Agents as a result of participating in the eXp opportunity. Such claims can consist of direct statements, presentations, videos, social media posts, charts, and images that directly state or imply what earnings an individual Agent made or makes and what earnings a prospective Agent might be able to make with eXp. Income and earnings claims also include implied claims such as lifestyle representations. ● Initial FLQA Period: A six (6) month period that begins at the moment that an Agent satisfies the Initial FLQA Period Productivity Requirement, during which time Agent will be classified as FLQA for his or her Sponsor. ● Initial FLQA Period Productivity Requirement (a.k.a. “Productivity Requirement”) - The requirement that a new Agent must close a minimum of $5,000 in Gross Commission Income during the prior six (6) month period to qualify for the Initial FLQA Period. ● Limited Function Referral Offices - Offices that are solely engaged in referring clients or customers to non-eXp real estate brokerage companies. Agents shall not operate limited function referral offices through eXp. ● Limited Representation - Any representation relationship with a seller, buyer, landlord, or tenant that limits the services to be provided to that person. ● Mentor Program Requirements - Generally, if an Agent has not completed three (3) purchase Transactions or sale Transactions (or any combination thereof) within the twelve (12) month period immediately preceding the Agent’s Onboard Date, then the Agent will be required to participate in the eXp Mentor Program, as a mentee, upon transfer of their license to eXp. ● Minimum Company Dollar Rule - The rule providing that Company Dollar on purchase or sale commissions below 3% of the closed selling price will be subject to a minimum of $500 or the regular 20% split based on 3% of the closed selling price, whichever is lower. This Minimum Company Dollar Rule only applies to Transactions closed by Agents who are not in a Capped Status.

eXp Realty Policies and Procedures Page 83 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES ● MLS - An abbreviation for Multiple Listing Service. ● NAR - An abbreviation for the National Association of REALTORS®. ● One eXp Agent, Two Transaction Sides - A dual agency transaction in which one natural person represents a buyer and seller in the same transaction. ● Original Sponsor Window - The one hundred eighty (180) day period immediately following an Agent’s Offboard Date during which time, if an Agent rejoins eXp, that Agent’s Sponsor will continue to serve in the same capacity. ● Personal Transaction - Any transaction concerning a property that is Agent-Owned or leased by an Agent, regardless of whether the Agent-Owner chooses to represent themselves or have another eXp Agent represent them. ● Potential Local Sponsor - A vendor that desires to sponsor a local event for eXp. ● Preservation Period - A period of up to 30 days in which a Departing Agent’s database of eXp-generated and non-eXp generated leads within any eXp-provided consumer relationship management applications is preserved. ● Property Management Services - Engaging in any activities concerning an actual or prospective tenant on behalf of a client, whether or not such activities are coupled with any property preservation services (as that term is defined herein) (e.g., collecting rents, performing inspections, setting up repairs and maintenance, running a background check, making or assisting with tenant selection, etc.). ● Property Preservation Services - Tending to and managing only the physical aspects of any real property on behalf of a client (e.g., scheduling, coordinating, and/or setting up any repairs or maintenance concerning a client’s real property). ● Qualifying Transaction: A Qualifying Transaction is either, (a) a purchase Transaction, sales Transaction, or (in the case of eXp Commercial) a business brokerage Transaction, that generates Company Dollar; or (b) BPOs, rental/lease Transactions, or referrals that respectively generate Gross Commission Income of at least $1,000. A Personal Transaction does not generate Company Dollar, and is therefore not a Qualifying Transaction. ● Residential Property - Any real property that is zoned to accommodate a residential dwelling having not less than one (1) and not greater than four (4) dwelling units, whether such real property is vacant land or improved real property. ● REBNY - An abbreviation for the Real Estate Board of New York. ● RESPA - An abbreviation for the Real Estate Settlement Procedures Act.

eXp Realty Policies and Procedures Page 84 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES ● Revenue Share Group - An Agent’s Revenue Share Group consists of the Agents that he or she personally sponsors to join the sales ranks of eXp and those Agents sponsored thereafter as a result of the Agent’s original sponsorship(s). ● Revenue Share Eligible (a.k.a. “Revenue Share Eligibility”) - For an Agent to remain eligible to collect revenue share (also referred to as “Revenue Share Eligibility”), the Agent must be in Good Standing. ● Revenue Share Plan - The common term used to identify the eXp Sustainable Revenue Share Plan that allows Agents to participate in a financial incentive paid out monthly to agents who have helped grow company sales. ● Revenue Share Pool: Fifty percent (50%) of Company Dollar generated on a Qualifying Transaction; used for calculation of revenue share payments. ● SEC - An abbreviation for the U.S. Securities and Exchange Commission which is an independent agency of the United States federal government whose primary purpose is to enforce the law against market manipulation. ● Service Charge - A $100 service charge that is added to: 1) any advances made from a commission advance company that is outside of the eXp preferred partners network; and 2) and UCC liens presented to eXp from a commission advance company seeking payment of any unpaid commission advance(s). ● Solicitation Laws - Laws encompassing broad-based mandates like the Telephone Consumer Protection Act (“TCPA”), the Telemarketing Sales Rules (“TSR”), the CAN-SPAM Act, Federal Trade Commission (“FTC”) rules, Securities and Exchange Commission (“SEC”) regulations, and state and national tortious interference laws, and their implementing rules and regulations. ● Sponsor - A Sponsor is the Agent who a joining Agent selects (as identified in their ICA) as the person who most influenced them to join eXp. ● Sponsorship - An Agent’s sole requirement to qualify as a sponsor is selection by the joining Agent in their ICA as the individual who most influenced them to join eXp. The role of sponsor is distinctive from other roles like a mentor, coach, or team leader. In some cases, these roles are assumed by the same person, but they are not mandatory for a sponsor. ● Sponsorship Interference - Any effort(s) or action(s) taken by an Agent to interfere with, coerce, or otherwise unethically encourage or convince a prospective or current Agent to change their intended sponsorship declaration (or current sponsor); Sponsorship Interference is prohibited and subject to corrective action up to and including termination of their affiliation with, and severance from eXp.

eXp Realty Policies and Procedures Page 85 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES ● State Broker - Designated Managing Broker or applicable Managing Broker(s) (individually, and collectively). ● State P&Ps – Means those policies and procedures applicable to a particular state. ● State Department of Licensing - A State’s department or agency that is charged with administering the issuance of any real estate licenses in that State. ● Straw Agent - Straw Agents are Agents who are not engaged in the business of selling real estate or engaged in the process of attracting other productive agents to join eXp and help grow company sales. ● eXp Sustainable Revenue Share Plan (a.k.a. “Revenue Share Plan”) - The Revenue Share Plan exists to provide a financial incentive to the Agents with eXp who have helped grow sales within the eXp family of real estate brokerage companies. ● T&E Addendum - An abbreviation for the term “Title & Escrow eXp Addendum.” ● TC - An abbreviation for the term “Transaction Coordinator.” ● TCPA - An abbreviation for the term “Telephone Consumer Protection Act of 1991.” This law restricts marketing through certain types of phone calls and text messages, and provides protection for private citizens through the National Do Not Call List. It also places restrictions on the use of automated dialing systems and artificial or prerecorded voice messages. ● Team - A “team” is generally defined, in most states, as a lead Agent (“team leader”) and at least one other Agent working as a team member (“team member”). ● Team Agreement - An agreement outlining mutually agreed upon terms between a team leader and the team member(s). These agreements must be in writing, fully executed and carefully considered to ensure compliance with all federal, state and local law as well as eXp’s Policies. ● Team Leader - Lead Agent on a team. ● Team Member - An Agent (other than a team leader) that is working as a team member with a team leader. ● Tier - In the Revenue Share Plan, the hierarchy of Agents that are sponsored in succession beginning with the Agent and each group of Agents thereafter. ● TSR - An abbreviation for the Telemarketing Sales Rule, enacted in 1995; it is the FTC's regulation on telemarketing authorized by the Telemarketing and Consumer Fraud and Abuse Prevention Act.

eXp Realty Policies and Procedures Page 86 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES ● Vesting Period - The time period, consisting of not less than 36 consecutive months, during which time an Agent must satisfy the following two conditions in order to become vested in the Revenue Share Plan: (1) be in Good Standing; and (2) be affiliated with eXp as a real estate licensee. [NEXT SECTION CONTINUED ON NEXT PAGE]

eXp Realty Policies and Procedures Page 87 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES **(This section of these eXp P&Ps is an excerpt taken directly from the Insider Trading Policy of eXp World Holdings, Inc. (adopted as of March 31, 2023). Part II has been intentionally omitted as it does not apply to Agents of eXp, unless they are also “insiders,” in which event they will receive Part II separately.)** XXIX. INSIDER TRADING POLICY OF EXP WORLD HOLDINGS, INC. This Insider Trading Policy (“Policy”) describes the standards of eXp World Holdings, Inc. and its subsidiaries (the “Company”) on trading, and causing the trading of, the Company’s securities or securities of certain other publicly traded companies while in possession of confidential information. Part I of this Policy (below) prohibits trading in certain circumstances and applies to all directors, executive officers, employees, agents, and brokers, and their respective immediate family members, of the Company. One of the principal purposes of the United States federal securities laws is to prohibit so-called “insider trading.” Simply stated, insider trading occurs when a person uses material nonpublic information about the Company to make decisions to purchase, sell, give away or otherwise trade the Company’s securities or the securities of certain other companies or to provide that information to others outside the Company. The prohibitions against insider trading apply to trades, tips and recommendations by any person, including all persons associated with the Company, if the information involved is “material” and “nonpublic.” These terms are defined in this Policy under Part I, Section 3 below. The prohibitions would apply to any director, executive officer, employee, agent or broker of the Company who buys or sells securities on the basis of material nonpublic information that he or she obtained about the Company, its businesses, partners, competitors or other companies with which the Company has contractual relationships or may be negotiating transactions. PART I 1. Applicability. This Policy applies to all trading or other transactions in (i) the Company’s securities, including common stock, options and any other securities that the Company may issue, such as preferred stock, notes, bonds and convertible securities, as well as to derivative securities relating to any of the Company’s securities, whether or not issued by the Company and (ii) the securities of certain other companies, including common stock, options and other securities issued by those companies as well as derivative securities relating to any of those companies’ securities, where the person trading used information obtained while working for the Company. 2. No Trading or Causing Trading While in Possession of MNPI. (a) No director, executive officer, employee, agent, or broker or any of their immediate family members may purchase or sell, or offer to purchase or sell, any Company security, whether or not issued by the Company, while in possession of material nonpublic information (“MNPI”) about the Company. (The terms “material” and “nonpublic” are defined in Part I, Section 3(a) and (b) below.) (b) No director, executive officer, employee, agent, or broker or any of their immediate family members who knows of any material nonpublic information about the Company may communicate that information to any other person (“tip”), including family members and friends, or otherwise disclose such information without the Company’s authorization.

eXp Realty Policies and Procedures Page 88 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES (c) No director, executive officer, employee, agent, or broker or any of their immediate family members may purchase or sell any security of any other publicly traded company while in possession of material nonpublic information related to that company that was obtained in the course of his or her involvement with the Company. No director, executive officer, employee, agent, or broker or any of their immediate family members who knows of any such material nonpublic information may communicate that information to, or tip, any other person, including family members and friends, or otherwise disclose such information without the Company’s authorization. (d) For compliance purposes, you should never trade, tip or recommend securities (or otherwise cause the purchase or sale of securities) while in possession of information that you have reason to believe is material and nonpublic unless you first consult with, and obtain the advance approval of, the Compliance Officer (which is defined in Part I, Section 3(c) below). (e) Directors and executive officers of the Company must “pre-clear” all trading in securities of the Company in accordance with the procedures set forth in Part II, Section 3 below. 3. Definitions. (a) Material. Insider trading restrictions come into play only if the information you possess is “material.” Materiality, however, involves a relatively low threshold. Information is generally regarded as “material” if it has market significance, that is, if its public dissemination is likely to affect the market price of securities, or if it otherwise is information that a reasonable investor would want to know before making an investment decision. Information dealing with the following subjects is reasonably likely to be found material in particular situations: (i) significant changes in the Company’s prospects; (ii) significant write-downs in assets or increases in reserves; (iii) developments regarding significant litigation or government agency investigations; (iv) liquidity problems; (v) changes in earnings estimates or unusual gains or losses in major operations; (vi) major changes in the Company's management or the board of directors; (vii) changes in dividends; (viii) extraordinary borrowings; (ix) major changes in accounting methods or policies; (x) award or loss of a significant contract; (xi) cybersecurity risks and incidents, including vulnerabilities and breaches; (xii) changes in debt ratings; (xiii) proposals, plans or agreements, even if preliminary in nature, involving mergers, acquisitions, divestitures, recapitalizations, strategic alliances, licensing arrangements, or purchases or sales of substantial assets; and (xiv) offerings of Company securities. Material information is not limited to historical facts but may also include projections and forecasts. With respect to a future event, such as a merger, acquisition or introduction of a new product, the point at

eXp Realty Policies and Procedures Page 89 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES which negotiations or product development are determined to be material is determined by balancing the probability that the event will occur against the magnitude of the effect the event would have on a company’s operations or stock price should it occur. Thus, information concerning an event that would have a large effect on stock price, such as a merger, may be material even if the possibility that the event will occur is relatively small. When in doubt about whether particular nonpublic information is material, you should presume it is material. If you are unsure whether information is material, you should either consult the Compliance Officer before making any decision to disclose such information (other than to persons who need to know it) or to trade in or recommend securities to which that information relates, or assume that the information is material. (b) Nonpublic. Insider trading prohibitions come into play only when you possess information that is material and “nonpublic.” The fact that information has been disclosed to a few members of the public does not make it public for insider trading purposes. To be “public” the information must have been disseminated in a manner designed to reach investors generally, and the investors must be given the opportunity to absorb the information. Even after public disclosure of information about the Company, you must wait until the close of business on the second trading day after the information was publicly disclosed before you can treat the information as public. Nonpublic information may include: (i.) information available to a select group of analysts or brokers or institutional investors; (ii.) undisclosed facts that are the subject of rumors, even if the rumors are widely circulated; and (iii.) information that has been entrusted to the Company on a confidential basis until a public announcement of the information has been made and enough time has elapsed for the market to respond to a public announcement of the information (normally two trading days). As with questions of materiality, if you are not sure whether information is considered public, you should either consult with the Compliance Officer, or assume that the information is nonpublic and treat it as confidential. (c) Compliance Officer. The Company has appointed the General Counsel as the Compliance Officer for this Policy. The duties of the Compliance Officer include, but are not limited to, the following: (i) assisting with implementation and enforcement of this Policy; (ii) circulating this Policy to all covered persons and ensuring that this Policy is amended as necessary to remain up-to-date with insider trading laws; (iii) pre-clearing all trading in securities of the Company by directors and executive officers in accordance with the procedures set forth in Part II, Section 3 below; and (iv) providing approval of any Rule 10b5-1 plans under Part II, Section 1(c) below and any prohibited transactions under Part II, Section 4 below. 4. Exception. The trading restrictions of this Policy do not apply if you are exercising stock options granted under the Company’s 2015 Equity Incentive Plan (or any successor plan) for cash or the delivery of previously owned Company stock. However, the sale of any shares issued on the exercise of Company-granted stock options and any cashless exercise of Company-granted stock options are subject to trading restrictions under this Policy. 5. Violations of Insider Trading Laws.

eXp Realty Policies and Procedures Page 90 of 85 Version: USA 05.09.2024 POLICIES AND PROCEDURES Penalties for trading on or communicating material nonpublic information can be severe, both for individuals involved in such unlawful conduct and their employers and supervisors, and may include jail terms, criminal fines, civil penalties and civil enforcement injunctions. Given the severity of the potential penalties, compliance with this Policy is absolutely mandatory. (a) Legal Penalties. A person who violates insider trading laws by engaging in transactions in a company’s securities when he or she has material nonpublic information can be sentenced to a substantial jail term and required to pay a criminal penalty of several times the amount of profits gained or losses avoided. In addition, a person who tips others may also be liable for transactions by the tippees to whom he or she has disclosed material nonpublic information. Tippers can be subject to the same penalties and sanctions as the tippees, and the SEC has imposed large penalties even when the tipper did not profit from the transaction. The SEC can also seek substantial civil penalties from any person who, at the time of an insider trading violation, “directly or indirectly controlled the person who committed such violation,” which would apply to the Company and/or management and supervisory personnel. These control persons may be held liable for up to the greater of $2,301,065 or three times the amount of the profits gained or losses avoided. Even for violations that result in a small or no profit, the SEC can seek penalties from a company and/or its management and supervisory personnel as control persons. (b) Company-Imposed Penalties. Persons who violate this Policy may be subject to disciplinary action by the Company, including dismissal for cause. Any exceptions to the Policy, if permitted, may only be granted by the Compliance Officer and must be provided before any activity contrary to the above requirements takes place. 6. Inquiries. If you have any questions regarding any of the provisions of this Policy, please contact the Compliance Officer at james.bramble@expworldholdings.com. [END OF DOCUMENT]